   As filed with the Securities and Exchange Commission on March 1, 2005.
                                                       Registration No. 33-11371
                                                               File No. 811-4982

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.                         [ ]
                                                     --
                         Post-Effective Amendment No. 47                     [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE                     [X]
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 49
                        (Check appropriate box or boxes)

                                   ----------

                              HEARTLAND GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         789 NORTH WATER STREET
          MILWAUKEE, WISCONSIN                                           53202
(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's Telephone Number, including Area Code (414) 347-7777

                                 NICOLE J. BEST
                   Treasurer and Principal Accounting Officer
                              Heartland Group, Inc.
                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             [LOGO] Heartland Funds
                           AMERICA'S VALUE INVESTOR(R)

                                SELECT VALUE FUND

                                 VALUE PLUS FUND

                                   VALUE FUND

                                   MAY 1, 2005

                                                          Not Part of Prospectus

PROSPECTUS/MAY 1, 2005

This prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest. Each Fund is a no-load fund. Investors pay no sales fees to purchase their shares. Investments for each of the Funds are selected on a value basis.

Heartland Select Value Fund

Its investment objective is long-term capital appreciation. Although this Fund invests in a limited number of stocks, it will consider companies of all market capitalization sizes.

Heartland Value Plus Fund

Its investment objectives are long-term capital appreciation and modest current income. This Fund seeks to achieve its objectives primarily through investing in a limited number of small company stocks that we believe have the ability to pay a dividend to stockholders.

Heartland Value Fund

Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in small company stocks.

The Securities and Exchange Commission has not approved the shares of these Funds or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY:  INVESTMENTS, RISKS AND PERFORMANCE......................3
   The Heartland Investment Philosophy........................................3
   Select Value Fund..........................................................3
   Value Plus Fund............................................................6
   Value Fund.................................................................8
   Fees and Expenses of the Funds............................................10
   Investment Returns........................................................11

MANAGEMENT OF THE FUNDS......................................................12
   Heartland Group...........................................................12
   Heartland Advisors........................................................12

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS.........................17
   Value Investing the Heartland Way.........................................17
   Smaller Company Securities................................................18
   Temporary Positions.......................................................19
   Other Investment Strategies and Investment Risks..........................19
   Portfolio Turnover........................................................22
   Portfolio Holdings........................................................23
   Changes to Investment Goals...............................................23
   Historic Performance......................................................23

HOW TO INVEST................................................................25
   How to Purchase Shares....................................................25
   How to Redeem Shares......................................................27
   How to Receive Account Information........................................28

ACCOUNT POLICIES.............................................................28
   Purchasing Shares.........................................................29
   Redeeming Shares..........................................................30
   Exchanging Shares.........................................................33
   Other Policies............................................................33
   Share Price...............................................................34

SHAREHOLDER INFORMATION AND REPORTING........................................35
   Heartland Value Source(TM)................................................35
   Investment Reports and Prospectuses.......................................36
   Dividends and Capital Gain Distributions..................................36
   Taxes.....................................................................37
   Privacy Policy............................................................37
   Financial Highlights......................................................38

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. Each Fund's share price will fluctuate.

             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

THE HEARTLAND INVESTMENT PHILOSOPHY

The Heartland Family of Funds uses a value investment philosophy to select equity securities. The Funds search for under-researched, under-followed, or under-valued securities. As value investors, we seek to capitalize on inefficiencies in the financial markets by investing in stocks whose current market prices are at significant discounts to our evaluation of their true or intrinsic value, which is the amount we believe a company would be worth in a going-private or buyout scenario. In assessing the intrinsic value of a company, we examine its cash flows and use other traditional valuation measures such as price-to-book value, price-to-earnings ratio, price-to-cash flow ratio and earnings growth.

The Heartland Approach to Investing. The Funds' investments are selected using Heartland Advisors' proprietary Equity Ten Point Value Investment Grid(TM), a set of strict value criteria:

..    Catalyst for recognition
..    Low price in relation to earnings
..    Low price in relation to cash flow
..    Low price in relation to book value
..    Financial soundness
..    Positive earnings dynamics
..    Business strategy
..    Capable management and insider ownership
..    Value of the company
..    Positive technical analysis

Based on an evaluation using the above criteria, a security may show considerable hidden intrinsic value despite a current lack of strong financial metrics, and the Funds may take a limited position in such an opportunistic investment.

Heartland Advisors typically sells securities in the Funds' portfolios when it considers them to be overvalued relative to other investments using the above criteria.

SELECT VALUE FUND

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. The Fund holds a limited number (generally 40 to 60) of common stocks. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although companies normally have market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors' perceptions of relative valuations, future prospects and market conditions.

Principal Risks. The principal risk of investing in the Select Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. At times the Fund may invest in stocks of small or mid-sized companies, which are generally more volatile and less liquid than stocks of larger, more established companies.

The Fund invests in a limited number of stocks (generally 40 to 60). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Who Should Consider Investing in the Fund? The Select Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of stocks of companies of all sizes. The Fund's investment style is constructed to fit the core value portion of an investor's equity portfolio. The Fund is designed for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Select Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns before taxes have varied from year to year since January 1, 1997. Table II shows how the Fund's average annual total returns both before and after taxes compare to those of two different securities market indices. Through November 30, 2001, Heartland Advisors voluntarily waived a portion of its fees. These waivers are no longer in effect. Without these waivers, the Fund's total returns prior to December 1, 2001 would have been lower. Past performance (before and after taxes) cannot predict or guarantee future results.

TABLE I
Select Value Fund - Year-by-Year Total Returns

                                     [CHART]

                                    Bar Chart

 1997   1998   1999    2000    2001    2002     2003    2004
-----   ----   ----   -----   -----   ------   -----   -----
22.91%  1.73%  1.95%  30.63%  16.43%  -13.85%  35.66%  17.02%

Best Quarter: Q2 '03 23.10%
Worst Quarter: Q3 '02 -20.18%

TABLE II
Select Value Fund - Average Annual Total Returns
(for the periods ended 12/31/04)
                                                                 Life of Fund
                                            1 Year   5 Years   (since 10/11/96)
                                            ------   -------   ----------------
Return Before Taxes                         17.02%    15.77%        13.26%
Return After Taxes on Distributions         16.86%    15.50%        12.42%
Return After Taxes on Distributions         11.28%    13.74%        11.23%
   and Sale of Fund Shares
-------------------------------------------------------------------------------
S&P MidCap 400 Barra Value Index/(1)/       18.93%    15.47%        15.22%
(reflects no deduction for fees, expenses
   or taxes)
S&P 500 Index/(2)/                          10.88%    -2.30%         8.66%
(reflects no deduction for fees, expenses or taxes)

----------
/(1)/ The S&P MidCap 400 Barra Value Index is a capitalization-weighted index of stocks in the S&P Mid Cap 400 Index that have low price-to-book ratios. For comparison purposes, the value of the S&P Midcap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996.

/(2)/ The S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) representing 88 separate industries.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE PLUS FUND

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number (generally 40 to 60) of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion at the time of purchase.

Principal Risks. The principal risk of investing in the Value Plus Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

The Fund invests in a limited number of stocks (generally 40 to 60). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Investing in the equity securities of smaller cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases. There is no assurance that the income-producing features of the securities in which the Fund invests will reduce the risks associated with investing in small companies or the Fund's volatility.

Who Should Consider Investing in the Fund? The Value Plus Fund is designed for investors who seek capital appreciation from small company stocks that may produce modest dividend income. It is designed for long-term investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Plus Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns before taxes have varied from year to year for the past 10 years. Table II shows how the Fund's average annual total returns both before and after taxes compare to those of two different securities market indices. Past performance (before and after taxes) cannot predict or guarantee future results.

TABLE I
Value Plus Fund - Year-by-Year Total Returns

                                     [CHART]

                                    Bar Chart

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
-----   -----   -----   ------   ----   -----   -----   -----   -----   -----
24.39%  33.80%  30.60%  -10.78%  1.67%  -8.83%  34.76%  -3.79%  53.56%  16.98%

Best Quarter: Q2 '03 23.86%
Worst Quarter: Q3 '02 -17.59%

TABLE II
Value Plus Fund - Average Annual Total Returns
(for the periods ended 12/31/04)

                                                                            Life of Fund
                                            1 Year   5 Years   10 Years   (Since 10/26/93)
                                            ------   -------   --------   ----------------
Return Before Taxes                         16.98%    16.25%    15.39%         13.66%
Return After Taxes on Distributions         16.52%    15.77%    13.76%         12.03%
Return After Taxes on Distributions and     11.64%    14.05%    12.69%         11.11%
   Sale of Fund Shares
------------------------------------------------------------------------------------------
Russell 2000 Value Index/(1)/ (reflects
   no deduction for fees, expenses or
   taxes)                                   22.25%    17.23%   15.17%          13.45%
Russell 2000 Index/(2)/ (reflects no
   deduction for fees, expenses or taxes)   18.33%     6.61%   11.53%          10.23%

----------
/(1)/ The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks.

/(2)/ The Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3,000 largest publicly traded U.S. companies, and is considered representative of the small cap market.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE FUND

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, i.e., those with market capitalizations of less than $300 million at the time of purchase.

Principal Risks. The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

Investing in the equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases.

Who Should Consider Investing in The Fund? The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns before taxes have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns both before and after taxes compare to those of two different securities market indices. Past performance (before and after taxes) cannot predict or guarantee future results.

TABLE I
Value Fund - Year-by-Year Total Returns

                                     [CHART]

                                    Bar Chart

 1995    1996    1997    1998     1999   2000    2001    2002     2003   2004
-----   -----   -----   ------   -----   ----   -----   ------   -----   ----
29.80%  20.99%  23.19%  -11.46%  25.01%  2.03%  29.45%  -11.49%  70.16%  9.11%

Best Quarter: Q2 '03 35.42%

Worst Quarter: Q3 '02 -20.34%

TABLE II
Value Fund - Average Annual Total Returns
(for the periods ended 12/31/04)

                                                                            Life of Fund
                                            1 Year   5 Years   10 Years   (Since 12/28/84)
                                            ------   -------   --------   ----------------
Return Before Taxes                          9.11%   16.76%     16.61%         15.91%
Return After Taxes on Distributions          6.49%   14.49%     14.48%         13.81%
Return After Taxes on Distribution and       7.33%   13.63%     13.74%         13.33%
   Sale of Fund Shares
------------------------------------------------------------------------------------------
Russell 2000 Value Index/(1)/
(reflects no deduction for fees, expenses
   or taxes)                                22.25%   17.23%     15.17%         13.99%
Russell 2000 Index/(2)/
(reflects no deduction for fees, expenses
   or taxes)                                18.33%    6.61%     11.53%         11.59%

----------
/(1)/ The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks.

/(2)/ The Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3,000 largest publicly traded U.S. companies.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUNDS

This summary describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment).

                                            Select
                                             Value   Value Plus   Value
                                             Fund       Fund       Fund
                                            ------   ----------   -----
Maximum sales charge (load)
   imposed on purchases                      None       None       None
Maximum deferred sales charge (load)         None       None       None
Maximum sales charge (load) imposed
   on reinvested dividends/ distributions    None       None       None
Redemption Fee/(1)/                          None       None       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets).

                                            Select
                                             Value   Value Plus   Value
                                             Fund       Fund       Fund
                                            ------   ----------   -----
Management fees                              0.75%      0.70%     0.75%
Distribution (12b-1) fees                    0.25%      0.25%     0.25%
Other expenses, including interest
   expense                                   0.33%      0.28%     0.20%
                                             ----       ----      ----
Total annual Fund operating expenses         1.33%      1.23%     1.20%

----------
/(1)/ You will be assessed an early redemption fee equal to 2% of the then-current net asset value of any shares of the Funds that are redeemed or exchanged within 10 days after they were purchased. See "Redeeming Shares - Early Redemption Fee." In addition, you will be charged a service fee (currently $6.50) if you request that your redemption proceeds be wired to your bank account and a delivery charge (currently $12.00) if you request that your redemption proceeds be sent by express mail. In addition, redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary.

Example. (This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) each Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Funds may be higher or lower.)

                                                   Select       Value      Value
                                                 Value Fund   Plus Fund    Fund
                                                 ----------   ---------   ------
One Year                                           $  135       $  125    $  122
Three Years                                        $  421       $  390    $  381
Five Years                                         $  729       $  676    $  660
Ten Years                                          $1,601       $1,489    $1,455

INVESTMENT RETURNS

--------------------------------------------------------------------------------
Portfolio Performance vs. Index Performance. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. Unlike an index, each Fund is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a Fund's investment portfolio will differ from the index in terms of the specific securities it holds and in terms of the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and the Fund overall. For these reasons, the performance of each Fund will vary from that of its comparative index. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Definitions. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. After-tax returns measure the impact of assumed federal income taxes calculated using highest historical individual federal marginal rates. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period. After tax returns do not reflect state or local taxes and actual after tax returns depend on the investor's tax situation and may differ from those shown.
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

HEARTLAND GROUP

The Funds are mutual fund series of Heartland Group, Inc. ("Heartland"). For each of the Funds, the shares offered by this prospectus are a "no-load" class. No other classes of shares have been authorized at this time.

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day responsibility for the management of the Funds to Heartland's officers. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, transfer agent and distributor. As a matter of policy, Heartland requires that 75% of its Board members and Chairman of the Board be independent of the Funds' investment advisor, transfer agent and distributor.

Heartland, Heartland Advisors, Inc., Heartland's investment advisor, and Heartland Investor Services, LLC, Heartland's distributor, each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under their respective codes, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds.

HEARTLAND ADVISORS

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R) , is an independent firm indirectly owned by its employees through Heartland Holdings, Inc. Heartland Advisors manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also provides various administrative services to the Funds. In addition to managing the Heartland family of equity mutual funds, Heartland Advisors provides investment advisory services to individuals, institutions and retirement plans. As of March 1, 2005, Heartland Advisers had approximately $3.0 billion of assets under its discretionary management. Its principal offices are located at, and its mailing address is, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202.

Heartland Advisors may pay, from its own assets, retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing and other administrative services to their customers in connection with investments in the Funds. The amount of these payments is determined by Heartland Advisors and may differ for different financial intermediaries. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds' assets to these financial intermediaries. From time to time, and in accordance with applicable rules and regulations, Heartland Advisors may also provide non-cash compensation, such as gifts, meals, tickets or event sponsorship, to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders. The receipt of these fees and/or non-cash compensation may provide an incentive to a financial intermediary, or its representatives, to favor sales of a Heartland Fund over sales of other financial products. These arrangements will not, however, change the price a shareholder pays for Fund shares or the amount that a Fund receives to invest on behalf of the shareholder.

PORTFOLIO MANAGERS

Select Value Fund. The Select Value Fund is managed by a team of investment professionals, consisting of Hugh F. Denison, David C. Fondrie and Theodore D. Baszler. The team jointly develops and implements investment strategies for the Select Value Fund.

Mr. Denison has served as a portfolio manager of the Select Value Fund and as a Portfolio Manager and Senior Vice President for Heartland Advisors since March 2004. He previously was Shareholder Ombudsman for Heartland Advisors from January 1996 to March 2004. Mr. Denison served as Vice President, Director of Research and Portfolio Manager for Heartland Advisors from 1988 to 1996. Mr. Denison was also a director of Heartland Group, Inc. from May 1989 to November 2003.

Mr. Fondrie, a Certified Public Accountant (CPA), has served as a portfolio manager of the Select Value Fund since March 2004. Mr. Fondrie has served as Director of Research for Heartland Advisors since 2001, having joined the firm in December 1994 as an Equity Research Analyst. Previously, he had been President of Casino Resource Corporation from 1993 to 1994, Executive Vice President and Chief Financial Officer of Ransomes, Inc. from 1987 to 1991, and a Senior Manager with Price Waterhouse from 1976 to 1987.

Mr. Baszler, a Certified Public Accountant (CPA) and Chartered Financial Analyst
(CFA), has served as a portfolio manager of the Select Value Fund since March 2004. He has been a Portfolio Manager for Heartland Advisors since 2001, after serving as a Research Analyst and Associate Portfolio Manager from 2000 to 2001 and a Senior Mutual Funds Accountant from 1994 to 2000. Prior to joining Heartland Advisors, Mr. Baszler had been a Senior Investment Accountant with Firstar Trust Company from 1990 to 1994.

Value Plus Fund. The Value Plus Fund is managed by a team of investment professionals, which currently consists of D. Rodney Hathaway, William J. Nasgovitz and Eric J. Miller. The team jointly develops and implements investment strategies for the Value Plus Fund.

Mr. Hathaway, a Chartered Financial Analyst (CFA), has served as a portfolio manager of the Value Plus Fund since January 2002. Mr. Hathaway is a Vice President of Heartland Advisors, having joined the firm as an equity analyst in November 1997. Previously, he had been an equity research analyst with Banc One Investment Advisors from December 1994 to November 1997 and an equity research analyst at Robert W. Baird & Co. Incorporated from September 1993 to December 1994.

Mr. Nasgovitz has served as a portfolio manager of the Value Plus Fund since April 2003. He has also served as a portfolio manager of the Value Fund since commencement of its operations. Mr. Nasgovitz has been President and Chief Executive Officer of Heartland Advisors since founding it in 1982 and is the President and a Director of Heartland.

Mr. Miller, a Certified Management Accountant (CMA), has served as a portfolio manager of the Value Plus Fund since April 2003. He has also served as a portfolio manager of the Value Fund since July 1997 and served as a portfolio manager of the Select Value Fund from September 1999 to September 2004. Mr. Miller, who also serves as a Portfolio Manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as a research analyst in January 1994, and since January 2004 has served as Chief Executive Officer of Heartland. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

Value Fund. The Value Fund is managed by a team of investment professionals, which currently consists of William J. Nasgovitz, Eric J. Miller and Bradford A. Evans. The team jointly develops and implements investment strategies for the Value Fund.

Mr. Nasgovitz has been a portfolio manager of the Value Fund since commencement of its operations. He has also served on the investment management team for the Value Plus Fund since April 2003. Mr. Nasgovitz has been President and Chief Executive Officer of Heartland Advisors since founding it in 1982 and is the President and a Director of Heartland.

Mr. Miller, a Certified Management Accountant (CMA), has served as a portfolio manager of the Value Fund since July 1997. He has also served on the investment management team for the Value Plus Fund since April 2003 and served as a portfolio manager of the Select Value Fund from September 1999 to September 2004. Mr. Miller, who also serves as a Portfolio Manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as a research analyst in January 1994, and since January 2004 has served as Chief Executive Officer of Heartland. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

Mr. Evans, a Chartered Financial Analyst (CFA), has served as a portfolio manager of the Value Fund since June 2004. Mr. Evans is a Vice President and Portfolio Manager for Heartland Advisors, having rejoined the firm in June 2004 after serving as Vice President and Research Analyst for High Rock Capital, LLC from April 2001 to June 2004. He had previously been employed by Heartland Advisors from January 1996 to April 2001, first as a Research Associate and then as a Research Analyst. Mr. Evans graduated, with honors, from the University of Wisconsin in 1995, with a B.A. in International Relations, Russian and Political Science.

The Statement of Additional Information (SAI) for the Funds provides additional information about the portfolio managers' compensation, other accounts they manage and the portfolio managers' ownership of shares of the Funds.

Fund Ownership by Employees of Heartland Advisors. As of December 31, 2004, employees of Heartland Advisors, including the portfolio managers of the Funds, had more than $13.0 million invested across all of the Funds, which includes shares held directly and in retirement accounts. Heartland's independent directors are also invested in the Funds.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average daily net assets. For the fiscal year ended December 31, 2004, the Funds paid the following advisory fees which are set forth as a percentage of average daily net assets:

Fund                                                                Advisory Fee
----                                                                ------------
Select Value Fund                                                       0.75%
Value Plus Fund                                                         0.70%
Value Fund                                                              0.75%

From time to time, Heartland Advisors may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

Rule 12b-1 Fees. Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays the Fund's principal underwriter and distributor, Heartland Investor Services, LLC (the "Distributor"), an amount up to 0.25% of the Fund's average daily net assets, computed on an annual basis and paid monthly, as reimbursement for the expenses incurred by the Distributor in distributing the Fund's shares and providing certain shareholder services. All or a portion of these fees may be paid, pursuant to contractual commitments, to brokers, dealers, banks and others who provide various services to its customers who hold Fund shares. Among others, these services may include: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Litigation. On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which Heartland Group, Inc. ("Heartland"), Heartland Advisors, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, Heartland, Heartland Advisors, the High-Yield Funds and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither Heartland nor any of its Funds, directors or officers were required to contribute to the settlement fund (although the Advisor did make substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from Heartland, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against Heartland Advisors; William J. Nasgovitz, President of Heartland Advisors, President and a director of Heartland, and a member of the Heartland Value Plus and Value Funds' portfolio management teams; Paul T. Beste, Chief Operating Officer of Heartland Advisors and Vice President of Heartland; Kevin D. Clark, an officer of Heartland Advisors; Hugh F. Denison, a former director of Heartland, who presently serves as Senior Vice President of Heartland Advisors and is a member of the portfolio management team for the Heartland Select Value Fund; certain former officers of Heartland Advisors; and others.

The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds' net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, Heartland Advisors and Messrs. Nasgovitz, Beste, Denison and Clark filed their answers to the SEC's complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve Heartland, the Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of Heartland. However, an adverse outcome for Heartland Advisors and/or its officers named in the complaint could result in an injunction that would bar Heartland Advisors from serving as investment adviser to the Funds or bar such officers from continuing to serve in their official capacities for Heartland Advisors. Heartland Advisors has advised the Funds that, if these results occur, Heartland Advisors will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

              PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

Heartland Advisors, America's Value Investor(R) , selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM) . The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform the "growth" style of investing over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may under perform in markets that favor faster growing companies.

This section of the Prospectus describes general investment strategies and investment risks common to all of the Funds. For a description of the principal investment strategies and investment risks unique to each Fund, please refer to the earlier section in this Prospectus captioned "Risk/Return Summary:
Investments, Risks and Performance."

VALUE INVESTING THE HEARTLAND WAY

Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting equity securities. We apply these ten evaluation criteria to companies we are considering for purchase or sale by the Funds. We re-evaluate our holdings against this grid. If a stock's valuation increases or any of the fundamentals change, it may result in the issue no longer meeting our investment criteria, and thus becoming a candidate for sale.

..    Catalyst for Recognition. To maximize total return, we not only look for undervalued securities, but try to anticipate events which will close the gap between a stock's price and its intrinsic value. Such a catalyst could be a large repurchase plan, new products, new technology, margin expansion, or merger activity within the company's industry.

..    Low Price in Relation to Earnings. We look for a stock's price/earnings
     (P/E) ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E may provide an opportunity for a sharp price increase. Also, low P/E stocks historically have experienced less downside risk if the market drops.

..    Low Price in Relation to Cash Flow. A strong cash flow gives a company greater financial flexibility. A high discretionary cash flow, after capital expenditures and dividends, is especially attractive.

..    Low Price in Relation to Book Value. The stock should be selling at a low price to its book value, which is equal to total assets minus all liabilities.

..    Financial Soundness. Long-term debt should generally be low relative to total capitalization. During difficult periods, a company's cash flow could be directed to investments in operations rather than interest expense. A highly leveraged balance sheet might restrict a company's financial flexibility.

..    Positive Earnings Dynamics. We favor companies with improving earnings or upwardly trending estimates.

..    Business Strategy. We evaluate management's strategy for growing their business. Why does management believe their strategy will be successful, and why do we?

..    Capable Management and Insider Ownership. Capable management will demonstrate an ability to effectively implement business strategies. Additionally, we believe meaningful and increasing ownership by officers and directors validates the business plan, demonstrates their personal commitment to achieving their designated business goals and aligns their long-term interest with the shareholders' interest.

..    Value of the Company. From the universe of stocks, why is this one a compelling value? The use of traditional valuation parameters, such as comparative Price/Earnings, Price/Book, Enterprise Value/EBITDA/(1)/, Price/Sales and Return on Equity, may determine the appreciation potential of the security. A franchise value or brand name that cannot be replicated, or hidden assets that are not reflected on the balance sheet or recognized in the market, are other indications of value.

..    Positive Technical Analysis. Technical analysis should indicate that a stock is presently attractive for investing without undue speculation. We typically seek "bases" in a stock's price pattern, with the belief that speculators will not own the stock or be interested in it at that moment. A stock forms a "base" when its trading range narrows following a movement up, or more typically, down.

----------
/(1)/ Enterprise value means the equity market capitalization plus funded debt, less cash; EBITDA means earnings before interest, taxes, depreciation and amortization.

Although the Funds use the same evaluation criteria in selecting securities for their portfolios, the Funds do not necessarily own the same securities. The Funds have different investment objectives and principal strategies that cause the Funds' holdings to differ. The Funds also have different portfolio managers who exercise independent judgment.

SMALLER COMPANY SECURITIES

Equity securities of the smaller companies in which the Select Value, Value Plus and Value Funds invest involve a higher degree of risk than investments in the broad-based equity markets. In general, the prices of the securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Smaller companies may have relatively lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A significant percentage of the outstanding shares of a smaller company may also be held by management, which could cause management to have a greater influence over actions requiring shareholder approval. A Fund's position in securities of a smaller company may be substantial in relation to the public market for such securities. As a result, it may be difficult at times for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs. The risks of investing in smaller companies generally increase as the size of the companies decreases, and vice versa.

Market Capitalizations of Portfolio Securities. The following table shows the median and weighted average market capitalizations as of December 31, 2004, for the companies whose equity securities are owned by the Funds and for the companies included in the indices that are benchmarks for each of those Funds.

Market Capitalization of Common Stocks Held by the Funds (as of 12/31/04)

                                                   Median       Weighted Average
                                              ---------------   ----------------
Select Value Fund                             $ 4,153 million   $18,999 million
S&P Midcap 400 Barra Value Index              $2,173  million   $ 3,379 million
S&P 500 Index                                 $10,617 million   $91,696 million
Value Plus Fund                               $ 1,111 million   $ 1,719 million
Value Fund                                    $   247 million   $   920 million
Russell 2000 Value Index                      $   595 million   $ 1,062 million
Russell 2000 Index                            $   555 million   $ 1,052 million

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, each Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested. The level of liquid reserves in the Funds may vary significantly due to differences in investment judgments made by their portfolio managers.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this prospectus, each Fund may engage in other non-principal investment strategies discussed below and in its statement of additional information. Unless otherwise stated, investment policies and limitations set forth below and elsewhere in this prospectus or the statement of additional information that are described in terms of percentages apply at the time of purchase of a security.

Change or Influence Control over Portfolio Companies. As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views as a shareholder on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets, or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of changing or influencing control of management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund's ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to affect control, which might adversely affect the Fund's liquidity as well as the sales price of those securities. Finally, greater public disclosure is required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that a Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Illiquid Securities. No Fund will purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The term "illiquid security" includes any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. Each Fund may invest in financial instruments that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Securities issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") may be determined to be liquid by the Heartland Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

Foreign Securities. Each Fund may invest in foreign securities (including depository receipts) traded both within and, to a lesser degree, outside of the United States. Investments in foreign securities may be subject to certain risks in addition to those normally associated with domestic stocks. These risks are greater with respect to companies domiciled in developing countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders); and the potential for less liquidity and more volatility on foreign securities markets than on United States securities markets. Moreover, brokerage commissions, fees for custodial services and other costs related to foreign investments generally are greater than in the United States. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades. The inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

Initial Public Offerings. Each Fund may purchase equity securities in initial public offerings ("IPOs"). Such investments may have a magnified performance impact on a Fund due to the typical price volatility of securities sold in IPOs. Investments in IPOs also involve the risks that an active trading market may not develop or be sustained for the securities and that the issuer may not have a significant operating history or may not meet market expectations.

Futures and Options. Each Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds' use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission.

When-Issued and Delayed-Delivery Securities; Forward Commitments. Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield but the value of the security could change before settlement. Therefore, although the Funds will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of a Fund. High portfolio turnover could result in increases in transaction costs, generate realized capital gains that would be taxable distributions to shareholders, and adversely affect a Fund's performance.

PORTFOLIO HOLDINGS

A description of Heartland's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

CHANGES TO INVESTMENT GOALS

Each Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without shareholder approval.

HISTORIC PERFORMANCE

The following tables show how the growth of a hypothetical $10,000 investment in each of the Funds over the 10-year period ended December 31, 2004 (or such shorter period for which the Fund has been in operation) compares to the growth of two different securities market indices. The tables do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions of Fund shares. Heartland Advisors voluntarily waived a portion of its fees with respect to the Select Value Fund through November 30, 2001. These waivers are no longer in effect. Without these waivers, the total returns of the Select Value Fund for periods prior to December 1, 2001 would have been lower. Past performance (before and after taxes) cannot predict or guarantee future results.

INDEX DEFINITIONS

The S&P MidCap 400 Barra Value Index is a capitalization-weighted index of stocks in the S&P MidCap 400 Index that have low price-to-book ratios. For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the U.S. representing 88 separate industries.

The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks.

The Russell 2000 Index is an unmanaged index of stocks consisted of the smaller two-thirds of the 3,000 largest publicly traded U.S. companies.

It is not possible to invest directly in an index.

Select Value Fund - Growth of $10,000 Since Inception (10/11/96)

[line graph]

           Select Value Fund $27,840   S&P MidCap 400 Barra Value $32,183   S&P 500 $19,794
           -------------------------   ----------------------------------   ---------------
10/11/96           $10,000.00                      $10,000.00                  $10,000.00
12/31/96           $10,500.00                      $10,891.83                  $10,715.10
12/31/97           $12,905.11                      $14,636.81                  $14,290.01
12/31/98           $13,128.84                      $15,320.83                  $18,372.48
12/31/99           $13,384.55                      $15,676.81                  $22,238.41
12/31/00           $17,484.57                      $20,041.73                  $20,213.87
12/28/01           $20,356.95                      $21,472.34                  $17,811.29
12/31/02           $17,537.03                      $19,302.89                  $13,871.92
12/31/03           $23,790.58                      $27,061.85                  $17,851.01
12/31/04           $27,840.48                      $32,182.94                  $19,794.20

Value Plus Fund - Growth of $10,000 Investment Over Past 10 Years

[line graph]

  Date     Value Plus Fund $41,864   Russell 2000 Value $41,044   Russell 2000 $29,774
--------   -----------------------   --------------------------   --------------------
12/31/94          $10,000.00                 $10,000.00                $10,000.00
12/31/95          $12,439.42                 $12,574.69                $12,845.08
12/31/96          $16,643.90                 $15,261.57                $14,963.79
12/31/97          $21,737.80                 $20,112.37                $18,310.15
12/31/98          $19,394.56                 $18,814.88                $17,844.11
12/31/99          $19,718.19                 $18,534.89                $21,637.07
12/31/00          $17,976.27                 $22,765.54                $20,983.42
12/31/01          $24,225.62                 $25,971.69                $21,523.29
12/31/02          $23,311.16                 $23,005.95                $17,112.83
12/31/03          $35,796.55                 $33,595.00                $25,199.29
12/31/04          $41,864.00                 $41,044.00                $29,774.00

Value Fund - Growth of $10,000 Investment Over Past 10 Years

[line graph]

  Date     Value Fund $46,475   Russell 2000 Value $41,044   Russell 2000 $29,774
--------   ------------------   --------------------------   --------------------
12/31/94       $10,000.00               $10,000.00                $10,000.00
12/31/95       $12,980.26               $12,574.69                $12,845.08
12/31/96       $15,704.63               $15,261.57                $14,963.79
12/31/97       $19,347.11               $20,112.37                $18,310.15
12/31/98       $17,129.29               $18,814.88                $17,844.11
12/31/99       $21,413.65               $18,534.89                $21,637.07
12/31/00       $21,847.62               $22,765.54                $20,983.42
12/31/01       $28,283.69               $25,971.69                $21,523.29
12/31/02       $25,030.01               $23,005.95                $17,112.83
12/31/03       $42,590.99               $33,595.00                $25,199.29
12/31/04       $46,475.00               $41,044.00                $29,774.00

                                  HOW TO INVEST

HOW MAY WE HELP YOU?

1-800-432-7856 . www.heartlandfunds.com

HOW TO PURCHASE SHARES

The Heartland Funds are registered for sale in the United States and certain U.S. territories.

Minimum Initial Investments

                              Regular Account/(1)/   IRA Account   Coverdell ESA
                              --------------------   -----------   -------------
Value Fund                           $5,000              $500           $500
Select Value                         $1,000              $500           $500
Value Plus                           $1,000              $500           $500

----------
/1./ The minimum initial investment is waived for the Select Value and the Value Plus Fund when an account is established with an automatic investment plan.

By Mail

To open an account please complete one of the following:

..    Equity Fund Account Application

..    IRA Account Application

..    Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Please make your purchase check payable to Heartland Funds and mail the completed, signed application, along with your investment check, to the appropriate address below.

via US Postal Service     via Express Courier
Heartland Funds           Heartland Funds
PO Box 182304             c/o BISYS Fund Services
Columbus, OH 43218-2304   3435 Stelzer Road
                          Columbus, OH 43219

To add to an account, detach the Additional Investment Form from your account statement and submit with your check payable to Heartland Funds to the appropriate address listed above.

Important note: All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds will not accept third party checks, money orders, credit card convenience checks or cash.

By Wire

To open an account by wire, please complete one of the following:

..    Equity Fund Account Application
..    IRA Account Application
..    Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Instruct your bank or financial institution to send your investment to Heartland Funds using these Instructions:

     Huntington National Bank
     ABA #044000024
     A/C #01892150413
     Credit To: Heartland (name of Fund)
     New Account for (name(s) of investor(s))

Contact Heartland Shareholder Services at 1-800-432-7856 for further instructions. If Heartland Funds is not informed of the new account and wire purchase prior to market close on the business day it is delivered to Huntington National Bank, your purchase may be delayed or cancelled.

Please note that your financial institution may charge a fee to wire funds.

By Automatic Investment

Complete the automatic investment section of the Account Application or the Account Maintenance Form (for existing accounts) and attach a voided check. Return the form to the appropriate address. Automatic Investment plans may be established for a minimum of $50 per bank draft.

By Exchange

New accounts may be opened by exchange and will have identical registration and services as the account from which the funds were exchanged. Please note that an exchange may be subject to an early redemption fee and may cause tax consequences. Please consult with your tax advisor.

HOW TO REDEEM SHARES

By Mail

Provide a letter of instruction that includes:

     .    The names and signatures of all account owners
     .    Your Heartland account number
     .    Your telephone number
     .    The dollar amount or number of shares that you would like to redeem
          (sell)
     .    Any special payment instructions
     . Any special documents requested by Heartland to assure proper authorization for the redemption
     . IRA redemptions must include a statement of withholding. If no statement is made, Heartland Funds will withhold 10%.

We will mail the proceeds to the address on the account unless otherwise requested in your written instructions. Instructions for redemptions over $50,000 and those that request delivery to a bank account or address other than the address of record on the account may require a signature guarantee.

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

     via US Postal Service              via Express Courier
     Heartland Funds                    Heartland Funds
     PO Box 182304                      c/o BISYS Fund Services
     Columbus, OH 43218-2304            3435 Stelzer Road
                                        Columbus, OH 43219
By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption. Redemption requests for an IRA or Coverdell ESA must be made in writing. Telephone redemptions are subject to a $1,000 minimum. You will be asked to provide personal identification information. A check will be mailed to the address of record for the account unless other arrangements have been pre-authorized. Express mail delivery is available upon request for an additional charge (currently $12.00).

Wire and Electronic Funds transfer services are available however, must be preauthorized in writing. Contact a representative for information on adding this option to your account. Wire transfers are subject to a fee of $6.50.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account. Systematic withdrawal plans are subject to a $100 minimum per plan.

HOW TO RECEIVE ACCOUNT INFORMATION

By Telephone

Call 1.800.432.7856

Heartland Funds representatives are available to answer your questions from 8:00 a.m. to 7:00 p.m. central time, Monday through Friday.

Account balance information is also available over the automated telephone line 24 hours a day, 7 days per week by accessing option 2 on your touch-tone telephone. You will be asked to establish a personal identification number for account access.

Over the Internet

Visit our website at www.heartlandfunds.com and click on the Account Access link. Follow the registration/login instructions to access your account. You may view account balances, registration and history.

By Mail

Account statements are mailed on a quarterly basis at the end of the calendar quarter. If you would like to receive a printed statement at any time, please contact a representative at 1-800-432-7856.

                                ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days' advance notice to the Fund's transfer agent.

Customer Identification Program. Heartland has adopted a customer identification program as required by the USA PATRIOT Act. The USA PATRIOT Act is designed to help the government fight the funding of terrorism and money laundering activities. It specifically requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

Under Heartland's customer identification program, when you open an account we will ask for your name, street address (or APO/FPO), date of birth, social security number and other information that will allow us to confirm your identity. Corporate accounts will require other similar information. We may also ask to see other identifying documents. You will receive the net asset value next calculated after Heartland confirms your identity.

Heartland reserves the right not to open an account or process any purchases, exchanges or redemptions unless and until we can confirm your identity. We also may close an account if there are any discrepancies in the identifying information you have provided. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

Excessive Account Activity. An excessive number of purchases and redemptions by a shareholder (short-term trading) may be disadvantageous to a Fund and its shareholders. Frequent purchases and redemptions of shares of a Fund may present certain risks to Fund shareholders such as dilution in the value of Fund shares held by long-term investors, interference with the efficient management of the Fund's portfolio, increased brokerage, transaction and administrative costs, and adverse tax consequences. Heartland has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds by shareholders, which are intended to discourage such activity, including the imposition of a 2% fee on redemptions or exchanges of Fund shares made within 10 days of purchase. See "Redeeming Shares - Early Redemption Fee." Heartland also seeks to identify and detect frequent trading activity that may be disruptive to the Funds, although if such activity is made through omnibus accounts detection may be difficult. Heartland reserves the right to restrict or prohibit any purchase or exchange, and to terminate a shareholder's investment or exchange privileges, if the officers of Heartland determine in their sole discretion that any trading activity by the shareholder is not in the best interest of the Fund or its other shareholders.

PURCHASING SHARES

Time of Purchase; Form of Payment. Shares of the Funds are sold without a sales charge. Your purchase of a Fund's shares will be made at the net asset value per share next determined after the Fund or its authorized agent receives your purchase request. Your order will not be accepted unless your application or other documentation is complete, your identity is confirmed and payment in the proper form and amount accompanies your application. Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler's checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. Once accepted by the Fund or its authorized agent, you may not cancel or revoke your purchase request, but you may redeem your shares at the next determined net asset value for the Fund. However, the Fund may withhold these redemption proceeds until the Fund is reasonably satisfied it has received your payment, which may take up to 15 days.

Investment Minimums. If you purchase shares directly from a Fund, your initial investment must be for a minimum of $1,000 (or $5,000 for the Value Fund), except for accounts opened under prototype Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts ("ESAs"), and accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies that are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on a Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after your order is received by the Funds.

REDEEMING SHARES

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by the Funds or their authorized agent. A redemption order will not be accepted unless the order and related information are complete. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted by the Funds or their authorized agent, you may not cancel or revoke your redemption order.

Available proceeds are generally mailed within two business days, or wired on the next business day, after the Fund or its authorized agent accepts your redemption request, although they could be delayed for up to seven days. If redemption instructions are received for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed, which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. The Funds do not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the NYSE is closed or trading is restricted, or when an emergency exists), the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing the redemption request should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a corporate shareholder is also required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland prior to mailing their instructions to determine if other documentation may be required.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt of the order by the Funds.

Involuntary Redemption. If you do not participate in an Automatic Investment Plan and your account value in a Fund falls below $500 for three consecutive months or more, we may redeem all of your shares in that Fund, at the Fund's net asset value per share next determined after we redeem your shares, upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $1,000.

Early Redemption Fee. Shares of any Heartland Fund that are redeemed or exchanged within 10 days after purchase will be assessed a 2% fee on the net asset value of the shares next determined after your request for redemption is received. The fee will apply to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is paid to the applicable Fund and is deducted from the redemption proceeds. The purpose of this early redemption fee is to discourage market timing and other short-term trading in the Funds. Short-term trading may be disruptive to the Funds' normal investment operations and harmful to the interests of long-term shareholders. Heartland reserves the right to modify the terms of or terminate this fee at any time upon notice to shareholders.

The early redemption fee will be waived under the following circumstances:

     . For shares held in an account of certain retirement or profit sharing plans;

     . For shares purchased by automatic reinvestment of income or capital gains distributions from any Heartland Fund or the BNY Hamilton Treasury Money Fund;

     .    For shares purchased through an automatic investment plan; and

     .    For shares redeemed through a systematic withdrawal plan.

In addition, the early redemption fee may be waived if the Funds do not have the capability to charge the fee. For example, this may occur if the Funds cannot reasonably identify a shareholder who trades through an omnibus account held by a third party or financial intermediary, or reasonably detect short-term trading through such an account.

EXCHANGING SHARES

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the redemption proceeds for your account in any other Heartland Fund or the BNY Hamilton Treasury Money Fund (the "Money Fund"). This type of transaction is referred to as an "exchange" and may be effected by writing or calling the Funds' transfer agent. Each exchange represents both a redemption and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on an exchange. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000. In addition, telephone exchanges may only occur between identically registered accounts.

Investments in the Money Fund or another Heartland Fund are subject to the terms and conditions of that Fund's prospectus. You may obtain a current prospectus by calling 1.800.432.7856 or visiting www.heartlandfunds.com. The Money Fund pays the Distributor an annual fee of up to 0.50% of the Money Fund's average daily net assets representing shares with respect to which the Distributor provides account servicing, record keeping and distribution services.

OTHER POLICIES

Eligibility to Buy Shares. Each Fund is available for purchase only by residents of the United States and certain U.S. territories. Please contact Heartland Advisors or the Distributor for a list of the U.S. territories. After opening an account, if you cease to reside in one of these areas, you will be ineligible to purchase additional shares.

Confirming your Transactions. Heartland will send you a written confirmation of every purchase and redemption order in the Funds, excluding automatic transactions. You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with whom you placed your order promptly if you notice any discrepancy.

Copies of historical account statements are available upon request.

IRAs. The Funds are available for investment under a self-directed IRA plan for individual investors as well as Simplified Employee Pension ("SEP") IRAs for self-employed persons and employers and Coverdell Education Savings Accounts (formerly known as Educational IRAs). Each Fund is available for investment under these programs at a reduced initial investment minimum of $500. Booklets describing these programs and the forms necessary for establishing accounts under them are available on request from Heartland.

The IRA custodian charges an annual maintenance fee (currently $15.00) per Fund account. No other fees are charged by the custodian to IRA account holders.

Backup Withholding. Under IRS rules, you must furnish to the Funds your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Funds that your tax identification number is incorrect, the

Funds may be required to withhold a percentage of your taxable distributions and redemptions proceeds. Amounts withheld by the Funds are submitted to the IRS and are not usually recoverable by the Funds.

Signature Guarantees. To protect your account, the Funds reserve the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or to an address that was changed within the last 15 days, or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Normally the Funds accept only medallion guarantees. Medallion guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A medallion guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink and scanners.

Reserved Rights. In addition to other reserved rights, the Funds may:

     . Refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or redemption privileges, for any reason.

     .    Reject any purchase request for any reason.

     . Freeze any account and/or involuntarily redeem an account if we think that the account is being used for fraudulent or illegal purposes. We may take this action when, at our sole discretion, we deem it to be in the Fund's best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law.

     .    Waive or lower any minimum dollar investment amount.

     . Suspend redemptions or postpone payments when the NYSE is closed, trading on the NYSE is restricted, or when an emergency exists that prevents the Funds from disposing of its portfolio securities or pricing its shares.

SHARE PRICE

Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time but may be earlier in the case of a holiday or when an emergency exists) on each day the NYSE is open (the "Close of Trading"). Orders received after the Close of Trading are priced at the net asset value per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Funds are required to segregate orders received after the Close of Trading and transmit those orders separately for execution at the net asset value per share next subsequently determined.

For purposes of determining net asset value for a particular Fund, the Fund's portfolio securities are valued on the basis of market quotations or at fair value in accordance with pricing policies and procedures adopted by Heartland's Board of Directors. The Funds use a "fair value" methodology to value securities for which market quotations are not readily available. Market quotations are readily available in most instances for the common stocks and other equity securities in which the Funds invest. However, some of the stocks and equity securities held by the Funds may be illiquid or thinly traded due to their small market capitalizations, the size of the Fund's position or otherwise, and are valued at their fair values. The pricing committee for Heartland may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund's net asset value is calculated. Debt securities are generally stated at fair value as furnished by an independent pricing service based primarily on information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities purchased with remaining maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium.

Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security's fair price. As such, different funds could reasonably arrive at a different fair value for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Funds' Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security's issuer; general market conditions; prior day's valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; and trading activities and prices of similar or financial instruments.

                      SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)

Heartland Advisors' website, Heartland Value Source(TM), located at www.heartlandfunds.com, provides investors with a variety of information about the Funds, including daily share prices, market updates and shareholder reports. Shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Funds' portfolio managers review their strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. This practice is referred to as "householding." To receive additional copies or discontinue our practice of householding your materials, you may visit our website (www.heartlandfunds.com), call Shareholder Services at 1.800.432.7856, or write to Heartland at 789 North Water Street, Suite 500, Milwaukee, WI 53202.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Select Value and Value Funds will generally be paid to shareholders annually as a dividend. The Value Plus Fund will pay dividends from net investment income quarterly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then-current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"Buying a Dividend." Please note that if you purchase shares of a Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

TAXES

The character of distributions that a Fund makes (i.e., income, short term capital gains or long term capital gains - see discussion under "Dividends and Capital Gain Distributions" above) affects the tax treatment of those distributions to you. In particular, all income distributions (other than qualified dividends) and short term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gains will be taxable as long term capital gains to shareholders. Dividends from domestic corporations held by the Funds may be considered "qualified dividends," as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003. If certain holding period requirements are met, these dividends may be taxed at reduced rates. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent for the Fund will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year. These tax rules apply whether dividends and distributions are paid by the Funds to you in cash or reinvested in additional shares of the Funds.

If you redeem or exchange your shares, the transaction is a taxable event. Generally, you will recognize a capital gain or loss for federal income tax purposes of an amount equal to the difference between the cost of your shares and the price you receive when you sell them. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.

PRIVACY POLICY

At Heartland, we respect your right to privacy. We understand that the privacy and security of your nonpublic personal information is important to you and we maintain safeguards designed to protect your data from unauthorized access. We do not sell this information to anyone and only share such information with others as permitted by law for the purpose of serving your investment needs.

We collect only information that is either required or necessary to provide personalized financial services to you. Any information you choose to provide is kept confidential and allows us to:

     .    Service your account;

     .    Deliver products and services that may be of interest to you;

     .    Prevent unauthorized access to your account;

     .    Improve customer service; and

     .    Comply with legal and regulatory requirements.

Depending on the nature of your relationship with us, we collect nonpublic personal information such as name, address, Social Security number, telephone number and income from the following sources:

     . Information we receive from you on applications or other forms, on our web site, or through other means;

     . Information we receive from you through transactions, correspondence and other communications with us; and

     . Information we otherwise obtain from you in connection with providing you a financial product or service.

We do not share the information we collect about our customers or former customers with any third parties, except as required or permitted by law. This means we may disclose the information we collect to our affiliates and companies who help us maintain and service your account. For example, we may share information with a transfer agent or clearing broker to process your securities transactions and update your account or to an external service provider so that your account statements can be printed and mailed. These companies are only permitted to use this information for the services for which we hired them, and are not permitted to use or share this information for any other purpose. We may also disclose nonpublic personal information to government agencies and regulatory organizations when permitted or required by law.

For your protection, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that are designed to comply with federal standards to maintain the confidentiality of your nonpublic personal information.

The accuracy of your personal information is important to us. You can correct, update or confirm your personal information anytime by calling Heartland at 1.800.432.7856.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds over the period presented (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders which is available upon request.

FINANCIAL HIGHLIGHTS

                                                                             Select Value Fund
                                                          ------------------------------------------------------
                                                                      For the year ended December 31,
                                                          ------------------------------------------------------
                                                            2004       2003      2002       2001           2000
                                                          ------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                      $  20.16   $ 14.87   $ 17.30    $ 15.03        $ 11.73
Income (loss) from investment operations:
   Net investment income                                      0.01      0.01      0.03       0.08           0.17
   Net realized and unrealized gains (losses) on
      investments                                             3.42      5.29     (2.43)      2.37           3.41
                                                          --------   -------   -------    -------        -------
Total income (loss) from investment operations                3.43      5.30     (2.40)      2.45           3.58
Less distributions from:
   Net investment income                                     (0.01)    (0.01)    (0.03)     (0.02)         (0.14)
   Net realized gains on investments                         (0.21)       --        --      (0.16)         (0.14)
                                                          --------   -------   -------    -------        -------
      Total distributions                                    (0.22)    (0.01)    (0.03)     (0.18)         (0.28)
                                                          --------   -------   -------    -------        -------
Net asset value, end of period                            $  23.37   $ 20.16   $ 14.87    $ 17.30        $ 15.03
                                                          ========   =======   =======    =======        =======
TOTAL RETURN                                                 17.02%    35.66%   (13.85)%    16.43%         30.63%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)               $109,528   $75,678   $56,268    $29,462        $10,947
   Percentage of operating expenses before
      interest expense to average net assets                  1.33%     1.47%     1.46%      1.48%/(1)/     1.22%/(1)/
   Percentage of interest expense to average net assets         --        --        --         --           0.00%
   Percentage of net investment income to average net
      assets                                                  0.07%     0.06%     0.21%      0.78%          1.42%
   Portfolio turnover rate                                      72%       47%       39%       108%           120%

----------
/(1)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001 and 2000 would have been 1.93% and 2.45%, respectively.

FINANCIAL HIGHLIGHTS

                                                                        Value Plus Fund
                                                      --------------------------------------------------
                                                                For the year ended December 31,
                                                      --------------------------------------------------
                                                        2004       2003       2002       2001      2000
                                                      --------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                  $  23.57   $  15.39   $ 16.12    $ 12.11   $ 13.57
Income (loss) from investment operations:
   Net investment income                                  0.09       0.06      0.12       0.18      0.25
   Net realized and unrealized gains (losses) on
      investments                                         3.91       8.17     (0.73)      4.01     (1.42)
                                                      --------   --------   -------    -------   -------
      Total income (loss) from investment
         operations                                       4.00       8.23     (0.61)      4.19     (1.17)
Less distributions from:
   Net investment income                                 (0.07)     (0.05)    (0.12)     (0.18)    (0.29)
   Net realized gains on investments                     (0.65)        --        --         --        --
                                                      --------   --------   -------    -------   -------
      Total distributions                                (0.72)     (0.05)    (0.12)     (0.18)    (0.29)
                                                      --------   --------   -------    -------   -------
Net asset value, end of period                        $  26.85   $  23.57   $ 15.39    $ 16.12   $ 12.11
                                                      ========   ========   =======    =======   =======
TOTAL RETURN                                             16.98%     53.56%    (3.79)%    34.76%    (8.83)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)           $416,516   $218,982   $57,657    $60,057   $44,352
   Percentage of operating expenses before interest
      expense to average net assets                       1.23%      1.34%     1.44%      1.48%     1.36%
   Percentage of interest expense to average net
      assets                                                --         --        --         --      0.21%
   Percentage of net investment income to average
      net assets                                          0.34%      0.32%     0.75%      1.27%     1.71%
   Portfolio turnover rate                                  57%        68%       65%        80%      121%

FINANCIAL HIGHLIGHTS

                                                                          Value Fund
                                                --------------------------------------------------------------
                                                                For the year ended December 31,
                                                --------------------------------------------------------------
                                                   2004          2003         2002         2001         2000
                                                --------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period            $    51.14    $    31.46    $  37.25    $    32.98    $  36.50
Income (loss) from investment operations:
   Net investment loss                               (0.25)        (0.20)      (0.17)        (0.10)      (0.18)
   Net realized and unrealized gains (losses)
      on investments                                  4.59         22.24       (4.09)         9.57        0.69
                                                ----------    ----------    --------    ----------    --------
      Total income (loss) from investment
         operations                                   4.34         22.04       (4.26)         9.47        0.51
Less distributions from:
   Net realized gains on investments                 (5.67)        (2.36)      (1.53)        (5.20)      (4.03)
                                                ----------    ----------    --------    ----------    --------
      Total distributions                            (5.67)        (2.36)      (1.53)        (5.20)      (4.03)
                                                ----------    ----------    --------    ----------    --------
Net asset value, end of period                  $    49.81    $    51.14    $  31.46    $    37.25    $  32.98
                                                ==========    ==========    ========    ==========    ========
TOTAL RETURN                                          9.11%        70.16%     (11.49)%       29.45%       2.03%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)     $1,876,300    $2,185,264    $923,754    $1,093,215    $895,531
   Percentage of operating expenses before
      interest expense to average net assets          1.20%         1.28%       1.29%         1.29%       1.22%
   Percentage of interest expense to average
      net assets                                        --            --          --            --        0.06%
   Percentage of net investment loss to
      average net assets                             (0.46)%       (0.63)%     (0.48)%       (0.29)%     (0.46)%
   Portfolio turnover rate                              32%           48%         49%           56%         48%

--------------------------------------------------------------------------------
HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1-800-432-7856 or 414-289-7000
www.heartlandfunds.com
--------------------------------------------------------------------------------

HEARTLAND FUNDS
789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Heartland Advisors, Inc.
789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Heartland Investor Services, LLC
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write Heartland Investor Services, LLC at:

Heartland Investor Services, LLC
789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202
1-800-432-7856 or 414-289-7000

You may also obtain the SAI, the Annual and Semi-Annual Reports and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports, which are also filed with the SEC. In the Annual and Semi-Annual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

                             789 North Water Street
                                    Suite 500
                           Milwaukee, Wisconsin 53202
                                 1.800.432.7856
                             www.heartlandfunds.com

          Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of the separate mutual fund series, including those listed above (the "Funds"). The investment advisor for the Funds is Heartland Advisors, Inc. ("Heartland Advisors"). This Statement of Additional Information ("SAI") relates to the Funds, each of which has a distinct investment objective and program.

          This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Funds, dated May 1, 2005. You may obtain a free copy of the Funds' Prospectus and an account application by contacting the distributor, Heartland Investor Services, LLC ("Heartland Investor Services"), at the street or website address, or at the telephone number listed above.

          The financial statements of the Funds and the reports of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the year ended December 31, 2004. See "Financial Statements."

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION TO THE FUNDS.....................................................2
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS...............................2
TYPES OF SECURITIES...........................................................5
PORTFOLIO MANAGEMENT STRATEGIES..............................................31
INVESTMENT RESTRICTIONS......................................................36
PORTFOLIO TURNOVER...........................................................40
MANAGEMENT...................................................................41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................53
INVESTMENT ADVISORY AND OTHER SERVICES.......................................53
DISTRIBUTION OF SHARES.......................................................57
PORTFOLIO TRANSACTIONS.......................................................60
DESCRIPTION OF SHARES........................................................66
PURCHASES AND SALES..........................................................68
ADDITIONAL INCOME TAX CONSIDERATIONS.........................................71
FINANCIAL STATEMENTS.........................................................71

                            INTRODUCTION TO THE FUNDS

          Each member of the Heartland family of funds is a separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a diversified fund and has a distinct investment objective and program. In addition to the Funds, Heartland has three series that had been under the control of a court-appointed receiver - Heartland Taxable Short Duration Municipal Fund, Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund - and were liquidated in December 2004.

          The Heartland Select Value Fund commenced operations on October 11, 1996. The Heartland Value Plus Fund commenced operations on October 26, 1993. The Heartland Value Fund commenced operations on December 28, 1984.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

          Heartland Select Value Fund

          The Heartland Select Value Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies in which the Fund invests normally have market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisor's perceptions of relative valuations, future prospects and market conditions.

          The Fund invests in a limited number of stocks (generally 40 to 60). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

          To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

          Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

          In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

          Heartland Value Plus Fund

          The Heartland Value Plus Fund seeks long-term capital appreciation and modest current income. The Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion at the time of purchase.

          The Fund invests in a limited number of stocks (generally 40 to 60). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

          To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stock, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

          Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

          In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

          Heartland Value Fund

          Heartland Value Fund seeks long-term capital appreciation through investing in small companies. The Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, i.e., those with market capitalizations of less than $300 million at the time of purchase.

          To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. It may invest in other securities, including equity securities of larger companies, preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

          Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

          In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

                               TYPES OF SECURITIES

          The following information supplements the discussion of the Funds' investments described in the Prospectus.

          Convertible Securities

          Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds' investments in debt securities.

          The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

          Custodial Receipts and Participation Interests

          Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

          Each Fund may also invest in participation interests in securities. Participation interests give a Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.

          Debt Securities

          The Funds may invest in debt securities of corporate and governmental issuers. The Funds may invest up to 35% of their respective total assets in corporate debt securities and U.S. Governmental obligations, but under normal market conditions will not invest more than 10% of their respective assets in such securities. There are no credit quality or maturity limitations on a Fund's investments in debt securities.

          The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by a Fund, and an increase in rates will generally have the opposite effect.

          Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

          Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

          In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations ("NRSROs").

          All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

          "High-Yield" Risk. Each Fund's investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

               . Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

                    All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

                    As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

               . Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor's Ratings Service ("S&P"), Moody's Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland Advisors monitors bonds held in a Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

               . Legal Risk. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

                    From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

               . Liquidity Risk. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

          U.S. Government Obligations. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

          Floating and Variable Rate Securities. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

          Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

          Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

          Inflation-Indexed Bonds. Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

          If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

          Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

          Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

          In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

          Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

          Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

          Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

          ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

          Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

          Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. A Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

          The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds' ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

          It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund's objective and investment policies, consider making investments in such new types of securities.

          Zero-Coupon, Step-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

          Derivative Instruments

          Each Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or
(d) to invest in eligible
asset classes with greater efficiency and lower cost than is possible through direct investment.

          Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of a Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

          Writing Covered Options. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

          The term "covered" means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

          Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

          A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

          Purchasing Options. Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire.

          A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

          A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

          Futures Contracts. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

          When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

          A Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or
(iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

          A Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

          The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

          Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. A Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts. The Funds expect to earn interest income on their margin deposits.

          Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

          Limitations on Futures and Options on Futures Transactions. The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's net assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

          Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested. To the extent that a Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

          Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

          There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for a Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

          Federal Tax Treatment of Options and Futures Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. A Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

          An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

          In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

          The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

          Hybrid Instruments. Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

          Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

          Swap Agreements. Each Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Funds intend to use these techniques for hedging purposes and not for speculation.

          Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. A Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

          Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund. A Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

          Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

          Foreign Investments

          Each Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside the United States. Each Fund may also invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

          While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

          Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

          Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

          The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

          The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

          American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Funds' investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market. However, ADR holders may not have all of the legal rights of shareholders.

          A Depository Receipt may be sponsored or unsponsored. If a Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

          Illiquid Securities

          Each Fund may invest in illiquid securities. However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund.

          Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and municipal lease obligations, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities and municipal lease obligations, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

          Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

          Repurchase agreements maturing in more than seven days are deemed to be illiquid.

          To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

          Indexed Securities

          Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

          The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

          The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund's ability to dispose of these securities.

          Investment Companies

          Each Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the 1940 Act. At present, the 1940 Act provisions limit a Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

          Loan Interests

          Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If a Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

          Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

          A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

          Real Estate Investment Trusts

          Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs").

          REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

          Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

          Rights and Warrants

          Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

          When-Issued and Delayed-Delivery Securities; Forward Commitments

          Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund's net asset value.

          On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, a Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

                         PORTFOLIO MANAGEMENT STRATEGIES

          The following information supplements the discussion of the Funds' investment objectives and policies in their respective prospectuses.

          Borrowing

          The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates. Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

          Foreign Currency Transactions

          To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

          The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

          When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

          Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

          Forward foreign exchange contracts may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

          Change or Influence Control over Portfolio Companies

          As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

          It is expected that a Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

          Lending Portfolio Securities

          Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund will be invested in short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

          Repurchase Agreements

          Each Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to each Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

          Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

          Reverse Repurchase Agreements and Dollar Rolls

          Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

          Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

          To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

          Short Sales

          Each Fund may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio's securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

          Standby Commitments

          To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.

                             INVESTMENT RESTRICTIONS

          Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

          Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the 1940

Act. Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

          Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

          Fundamental Restrictions Common to the Funds

          As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

          1. Concentration. Invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments,1 their agencies or instrumentalities.

          2. Real Estate. Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments,
(ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

          3. Borrowing. Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

          4. Loans. Make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

----------
(1) For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

          5. Underwriting. Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

          6. Senior Securities. Issue senior securities, except to the extent permitted under the 1940 Act.

          7. Commodity Interests. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

          Other Fundamental Restrictions

          In addition to the fundamental restrictions common to all the Funds, the Funds have fundamental policies on diversification, pledging of assets, short sales and affiliate transactions, as described below.

          Diversification. The Select Value Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

          The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

          The Value Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. The Value Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

          Pledging of Assets. The Select Value Fund may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities. The Select Value Fund also will not pledge more than 15% of its net assets to secure its permitted borrowings.

          Each of the Value Plus and Value Funds may not pledge more than 15% of its net assets to secure its permitted borrowings.

          Short Sales. The Value Fund may sell securities short when it either:
(a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

          The other Funds do not have a fundamental restriction governing short sales.

          Non-Fundamental Restrictions

          Each Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

          No Fund may:

          1. Investment Companies. Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

          2. Illiquid Securities. Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

          3. Margin Purchases. Purchase securities on margin, except that a Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

          4. Short Sales. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

          5. Concentration. For purposes of a Fund's fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

          6. Futures Contracts. Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

          7. Real Estate Investment Trusts. Invest more than 10% of its total assets in real estate investment trusts.

                               PORTFOLIO TURNOVER

          Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rates for the Funds were as follows:

                                                                     2003   2004
                                                                     ----   ----
Select Value Fund                                                     47%    72%

                                                                     2003   2004
                                                                     ----   ----
Value Plus Fund                                                       68%    57%
Value Fund                                                            48%    32%

                                   MANAGEMENT

          Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day management of the Funds to the officers of Heartland. The Board meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland, and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc., and distributor of the Funds' shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Heartland Advisors and each Fund's distribution plan. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland's business. The policy of Heartland is that 75% of Board members must not be "interested persons" (within the meaning of the 1940 Act) of Heartland Advisors, Heartland Investor Services and the Funds' transfer agent, and that the Chairman of the Board must not be an interested person. The following table presents information about each Director and officer of Heartland:

                                                                                                Number of
                                                Term of                                         Heartland
                                               Office and                                         Funds             Other
                                               Length of         Principal Occupation(s)         Overseen     Directorships/(2)/
Name, Address               Position(s) Held      Time                 During Past                  by             Held by
and Date of Birth            With Heartland   Served/(1)/               Five Years               Director          Director
--------------------------  ----------------  -----------  -----------------------------------  ---------  -----------------------
Independent Directors:

Lawrence M. Woods           Chairman of the    Since 2/03  Retired; Director, The AAL Funds,         3                None
524 Sunset Drive            Board and                      Inc., 1987 to 2002; President and
Worland, WY 82401           Director                       CEO, Centennial Airlines, 1983 to
Birthdate: 4/14/32                                         1987; Director, Mobil Corporation,
                                                           1977 to 1985; Vice President, Mobil
                                                           Corporation, 1969 to 1977.

Dale J. Kent                Director           Since 8/03  Chief Financial Officer, West Bend        3                None
1900 South 18th Avenue                                     Mutual Insurance Company, since
West Bend, WI 53095                                        July 2002; Partner, Arthur Andersen
Birthdate: 11/12/52                                        LLP, 1986 to 2002; employed by
                                                           Arthur Andersen LLP, in other
                                                           capacities, 1974 to 1985.

Michael D. Dunham           Director           Since 1/04  President and Owner, Dunham Global        3      Merge Technologies,
12000 West Park Place                                      Associates, Ltd., since 2001;                    Inc. (a provider of
Milwaukee, WI 53224                                        Senior Vice President - Business                 radiological imaging
Birthdate: 7/25/45                                         Development, IFS AB, since January               and information
                                                           2000; Co-Founder and CEO, Effective              integration solutions)
                                                           Management Systems, Inc., 1978 to
                                                           1999.

Robert A. Rudell            Director           Since 2/05  Retired; Chief Operating Officer,         3      Director, Medtox
6623 Kelsey Court                                          Zurich Scudder Investments, 1998 to              Scientific, April 2002
Edina, MN 55436                                            2002.                                            to present; Director,
Birthdate: 09/06/48                                                                                         LPL Financial
                                                                                                            Advisors/Optimum Funds,
                                                                                                            May 2003 to present;
                                                                                                            Director Bloodhound
                                                                                                            Investment Research
                                                                                                            Inc., September 2003 to
                                                                                                            present.
Interested Directors and Officers:

William J. Nasgovitz/(3)/   President and     Since 12/84  President and Chief Executive             3                None
789 North Water Street      Director                       Officer, Heartland Advisors, Inc.,
Milwaukee, WI  53202                                       since 1982.
Birthdate: 10/8/44

                                                                                                Number of
                                                Term of                                         Heartland
                                               Office and                                         Funds             Other
                                               Length of         Principal Occupation(s)         Overseen     Directorships/(2)/
Name, Address               Position(s) Held      Time                 During Past                  by             Held by
and Date of Birth            With Heartland   Served/(1)/               Five Years               Director          Director
--------------------------  ----------------  -----------  -----------------------------------  ---------  -----------------------
Eric J. Miller              Chief Executive    Since 1/04  Senior Vice President, Heartland        N/A               N/A
789 North Water Street      Officer                        Advisors, Inc., since 1994; Vice
Milwaukee, WI 53202                                        President and Chief Financial
Birthdate: 8/6/53                                          Officer, American Appraisal
                                                           Associates, 1986 to 1994; Financial
                                                           Manager, Chilton Company, 1984 to
                                                           1986; Financial Analyst, FMC
                                                           Corporation, 1980 to 1984.

Paul T. Beste               Vice President     Since 9/97  Secretary and Treasurer, Heartland      N/A               N/A
789 North Water Street                                     Value Manager, LLC, since August
Milwaukee, WI 53202                                        2000; Chief Operating Officer,
Birthdate: 1/23/56                                         Heartland Advisors, Inc., since
                                                           December 1999; employed by
                                                           Heartland Advisors, Inc. in other
                                                           capacities since 1997; Director of
                                                           Taxes/ Compliance, Strong Capital
                                                           Management, Inc., 1992 to 1997.

Nicole J. Best              Treasurer and      Since 6/00  Senior Vice President and               N/A               N/A
789 North Water Street      Principal                      Treasurer, Heartland Advisors,
Milwaukee, WI 53202         Accounting                     Inc., since March 2001; employed by
Birthdate: 9/2/73           Officer                        Heartland Advisors, Inc. in other
                                                           capacities since March 1998;
                                                           employed by Arthur Andersen LLP,
                                                           1995 to 1998.

Constance R. Wick           Vice President,    Since 4/03  Senior Vice President and Chief         N/A               N/A
789 North Water Street      Secretary and                  Compliance Officer, Heartland
Milwaukee, WI 53202         Chief                          Advisors, Inc., since February
Birthdate: 8/23/64          Compliance                     2003; Associate Counsel, Strong
                            Officer                        Capital Management, Inc., 1998 to
                                                           2002.

----------
/(1)/ Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

/(2)/ Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

/(3)/ Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

          The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Michael D. Dunham, Dale J. Kent, Lawrence M. Woods and Robert A. Rudell. Mr. Woods serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

          The audit committee is responsible for selecting the independent registered public accounting firm for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended December 31, 2004.

          The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally does not accept recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee had two meetings during the fiscal year ended December 31, 2004.

          Director Ownership of Fund Shares

          The table below sets forth the dollar range of shares of the Funds owned by the directors of Heartland as of December 31, 2004.

                          Dollar Range of Equity      Aggregate Dollar Range of Equity
                                Securities           Securities in All Heartland Funds
Name of Director          in each Heartland Fund            Overseen by Director
--------------------   ---------------------------   ---------------------------------
William J. Nasgovitz   Over $100,000 (Select Value)              Over $100,000
                       Over $100,000 (Value Plus)
                       Over $100,000 (Value)
Michael D. Dunham      Over $100,000 (Select Value)              Over $100,000
                       Over $100,000 (Value Plus)
                       Over $100,000 (Value)

                            Dollar Range of Equity        Aggregate Dollar Range of Equity
                                  Securities             Securities in All Heartland Funds
Name of Director            in each Heartland Fund              Overseen by Director
--------------------   -------------------------------   ---------------------------------
Dale J. Kent           $1 - $10,000 (Select Value)               $10,001 - $50,000
                       $1 - $10,000 (Value Plus)
                       $10,001 - $50,000 (Value)
Lawrence M. Woods      None (Select Value)                         Over $100,000
                       $50,001 - $100,000 (Value Plus)
                       $50,001 - $100,000 (Value)

          No information is provided as to Robert A. Rudell because he did not become a director until February 2005.

          No director who is not an interested person of Heartland, or his or her immediate family members, owned beneficially or of record, as of December 31, 2004, any securities of Heartland Advisors, Heartland Investor Services or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or Heartland Investor Services.

          Director Compensation

          Heartland pays the compensation of the Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to the Directors who are not interested persons of Heartland Advisors for their services during the fiscal year ended December 31, 2004:

                            Aggregate Compensation           Pension or        Total Compensation from
Director                from Each Heartland Fund/(1)/   Retirement Benefits   Heartland Fund Complex/(1)/
--------                -----------------------------   -------------------   ---------------------------
Dale J. Kent                $1,047 (Select Value)               None                    $28,000
                            $3,838 (Value Plus)
                            $23,115 (Value)

Michael D. Dunham           $1,047 (Select Value)               None                    $28,000
                            $3,838 (Value Plus)
                            $23,115 (Value)

Lawrence M. Woods           $1,047(Select Value)                None                    $28,000
                            $3,838 (Value Plus)
                            $23,115 (Value)

Robert A. Rudell/(2)/       None                                None                    None

----------
/(1)/ Heartland has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund. The table above includes all deferred compensation of Directors. As of December 31, 2004, there were no participants in the deferred compensation plan.

/(2)/ Mr. Rudell did not become a director until February 2005.

          Material Transactions with Independent Directors

          Heartland Advisors leases space for its principal business offices at 789 North Water Street, Suite 500, Milwaukee, Wisconsin, from the building owner, Water Street Investments, LLC, at a monthly base rent of approximately $42,500. The owners of Water Street Investment, LLC are William G. Nasgovitz (a Heartland director and President of Heartland Advisors) who owns 85% and Kevin Clark (an officer of Heartland Advisors) who owns 15%.

          Other than as disclosed above, no director who is not an interested person of Heartland, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in Heartland Advisors, Heartland Investor Services or any person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or Heartland Investor Services, which exceeds $60,000. In addition, no director who is not an interested person of Heartland, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was Heartland; an officer of Heartland; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having Heartland Advisors as its investment adviser or Heartland Investor Services as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with Heartland Advisors or Heartland Investor Services; Heartland Advisors or Heartland Investor Services; an officer of Heartland Advisors or Heartland Investment Services; or a person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or Heartland Investor Services, or an officer of any such "control" person. No director who is not an interested person of Heartland, or immediate family member, of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

          Portfolio Managers

          As described in the Prospectus, the portfolio managers of the Funds are as follows:

Select Value Fund   Hugh F. Denison
                    David C. Fondrie
                    Theodore D. Baszler

Value Plus Fund     D. Rodney Hathaway
                    William J. Nasgovitz
                    Eric J. Miller

Value Fund          William J. Nasgovitz
                    Eric J. Miller
                    Bradford A. Evans

          Portfolio Managers' Compensation Structure.

          Each of the portfolio managers is a full time employee of Heartland Advisors. Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio managers. On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager's relevant industry experience, which may be increased each calendar year. Each portfolio manager is also eligible to participate in Heartland Advisors' 401(k) plan that is offered to all Heartland Advisors' full-time employees.

          On an annual basis, a portfolio manager is also eligible to receive the following compensation:

          (1) A performance-based incentive, which takes into consideration the one-year and three-year performance of a Fund managed by the portfolio manager that performs in the top 50% of its respective Lipper category. Because each Fund is team managed, Heartland Advisors calculates the total potential pool for this performance-based incentive and generally allocates a portion of this pool to each Fund's management team member on a discretionary basis. This total pool is determined by multiplying a basis point factor by the current assets under management of each respective Fund, using a minimum asset base of $250 million, for a Fund's one-year and three-year Lipper performance. The applicable base point factor generally ranges from 0.6 to 2.0 of assets under management depending on the percent quartile of the Fund's performance in its respective Lipper category for the applicable period; and

          (2) A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Funds, the manager's contribution to a Fund's day-to-day management, and the profitability of Heartland Advisors.

          In addition, a portfolio manager who also manages separate advisory client accounts of Heartland Advisors is eligible to receive up to 10% of the annual advisory fees paid by such advisory clients to Heartland Advisors. Finally, certain portfolio managers also participate in a phantom stock ownership plan offered by Heartland Advisors.

          Portfolio Manager Ownership of Fund Shares. The table below sets forth the dollar range of shares of the Funds owned, directly and indirectly, by each portfolio manager as of December 31, 2004.

  Name of Portfolio          Dollar Range of Equity                  Aggregate Dollar Range of
       Manager          Securities in each Heartland Fund    Equity Securities in all Heartland Funds
--------------------   -----------------------------------   ----------------------------------------
Theodore D. Baszler    $100,001 to 500,000  (Select Value)             $100,001 to 500,000
                       $1 to 10,000 (Value Plus)
                       $10,001 to 50,000 (Value)

Hugh F. Denison        $100,001 to 500,000 (Select Value)                Over $1,000,000
                       $100,001 to 500,000 (Value Plus)
                       Over $1,000,000 (Value)

Bradford A. Evans       None (Select Value)                            $100,001 to 500,000
                        None (Value Plus)
                       $100,001 to 500,000 (Value)

David C. Fondrie       $100,001 to 500,000 (Select Value)              $100,001 to 500,000
                       $50,001 to 100,000 (Value Plus)
                       $100,001 to 500,000 (Value)

D. Rodney Hathaway      None  (Select Value)                           $100,001 to 500,000
                       $50,001 to 100,000 (Value Plus)
                       $100,001 to 500,000 (Value)

Eric J. Miller         $50,001 to 100,000 (Select Value)               $100,001 to 500,000
                       $100,001 to 500,000 (Value Plus)
                       $100,001 to 500,000 (Value)

William J. Nasgovitz   Over $1,000,000 (Select Value)                    Over $1,000,000
                       Over $1,000,000 (Value Plus)
                       Over $1,000,000  (Value)

          Other Accounts Managed by Portfolio Managers. The following table sets forth the number of other accounts managed by the portfolio managers (excluding the Funds) within each of the following categories and the total assets (in thousands) in such accounts, as of December 31, 2004. Except as noted below, none of the accounts managed by these portfolio managers is charged an advisory fee based on the performance of the account.

                                  Registered             Other Pooled
Name                         Investment Companies     Investment Vehicles         Other Accounts
----                         --------------------   ----------------------   ------------------------
Small Cap Separate                   None                    None            24 totaling $381,044,202
Account Team,
consisting of William J.
Nasgovitz and Eric J.
Miller

Multi-Cap/Balanced                   None                    None            65 totaling $90,098,521
Separate Account
Team, consisting of
Theodore D. Baszler,
Hugh F. Denison and
David C. Fondrie

Combined Team of                     None                    None             1 totaling $31,141,683
William J. Nasgovitz, Eric
J. Miller and Theodore D.
Baszler
Combined Team of Eric                None                    None             4 totaling $7,536,145
J. Miller and Theodore D.

Baszler
Bradford A. Evans                    None                    None                      None
D. Rodney Hathaway                   None                    None                      None
Theodore D. Baszler                  None                    None             1 totaling $1,907,779
Eric J. Miller                       None                    None            36 totaling $36,342,763
William J. Nasgovitz                 None           1 totaling $20,724,079   48 totaling $43,915,786

Mr. Nasgovitz manages the investments of a portion of a private investment fund (with total assets of $31,898,002 million as of December 31, 2004) that is charged a fee based on the performance of the fund.

          Conflicts of Interest. Many, but not all, of the other accounts managed by the Funds' portfolio managers have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from the portfolio managers' management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Heartland Advisors for managing the Funds may be less than the fees payable to Heartland Advisors for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts. Heartland Advisors has adopted comprehensive policies and procedures designed to mitigate these conflicts of interests.

          Codes of Ethics

          Heartland, Heartland Advisors and Heartland Investor Services, LLC each have adopted a personal trading code of ethics under Rule 17j-1 of the 1940 Act, which are designed to prevent advisory personnel and other access persons from engaging in any fraudulent or unlawful personal trading activity, such as insider trading. The codes of ethics permit officers, directors and employees of their respective companies to invest in securities, including securities that may be held by the Funds, subject to certain restrictions imposed by the codes to avoid actual or potential conflicts of interest.

          Heartland has also adopted a code of ethics for its principal executive, financial and accounting officers as required by the Sarbanes-Oxley Act of 2002. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents Heartland files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

          Proxy Voting Policies

          Proxy voting policies adopted by Heartland are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by Heartland to determine how to vote proxies with respect to securities held by the Funds. Information regarding how Heartland actually voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30, 2004 are available (1) without charge, upon request, by calling 1.800.432.7856, and on Heartland's website at www.heartlandfunds.com, and (2) on the SEC's website at www.sec.gov.

          Policy Regarding Disclosure of Portfolio Holdings

          Heartland has adopted policies and procedures restricting the disclosure of information related to the Funds' portfolio holdings. Heartland generally prohibits the selective disclosure of portfolio holdings information. However, upon request, it will disclose holdings information as of the end of each month beginning 30 days after such month. Heartland may disclose more current holdings information to selected third parties with the approval of Heartland Advisors' Investment Policy Committee and Compliance Department, when there are legitimate business purposes for doing so and the recipients of such information are subject to a duty of confidentiality. Such recipients could include ratings agencies, such as Lipper and Morningstar, to enable them to rank and/or rate the Funds, and third party consultants or databases. Exceptions to these policies and procedures may not be made without the consent of the Fund's Chief Compliance Officer. Heartland also discloses holdings information on a daily basis to the Funds' service providers, such as its fund accountant, transfer agent and custodian, provided that such service providers are subject to duties of confidentiality imposed by law and/or contract. Heartland also publishes quarterly Fund commentaries, which may discuss certain portfolio holdings, and quarterly fact sheets about the Funds, which contain top 10 holdings. This information is available on the Funds' website at www.heartlandfunds.com.

          Heartland also files complete schedules of the Funds' portfolio holdings as of the end of each calendar quarter with the SEC within 60 days following the end of such quarter. Such filings are made on Form N-Q for the first and third calendar quarters and on Form N-CSR for the second and fourth calendar quarters. These quarterly schedules are available on the SEC's website at www.sec.gov. Heartland also posts these schedules on its website at www.heartlandfunds.com.

          Heartland Advisors also has policies and procedures to limit public communications about a Fund's holdings. These policies and procedures, which apply to all personnel of Heartland Advisors, require coordination of media inquiries; prohibit discussions of non-public information, including the unauthorized disclosure of portfolio holdings in any private account and the disclosure of securities on a restricted list or acquired in private placements and other private transactions or that represent significant positions in a particular issuer; and prohibit public statements that are inconsistent with Heartland's investment outlook, that constitute investment recommendations or that may have the effect of "conditioning the market," such as positive statements about a security intended to be sold or negative comments about a security intended to be purchased.

          Neither Heartland nor Heartland Advisers receives any compensation for disclosure of the Funds' portfolio holdings.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of February 1, 2005, no person controlled any of the Funds and the directors and officers of Heartland Group, Inc. as a group owned less than 1% of the outstanding shares of the Value Fund, the Select Value Fund and the Value Plus Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

Record or Beneficial Holder              Fund         No. of Shares (%)
----------------------------------   ------------   ---------------------
Charles Schwab & Co., Inc.           Select Value     998,663.211   26.4%
ATTN: Mutual Funds                   Value Plus     4,252,187.725   28.0%
101 Montgomery Street                Value          7,018,283.304   19.1%
San Francisco, CA 94104-4122
(record holder)

National Financial Services Corp.    Select Value   1,192,782.322   26.4%
The Exclusive Benefit                Value Plus     3,904,964.973   25.7%
of Our Customers                     Value          5,335,045.138   14.5%
200 Liberty Street
New York, NY 10281-1003
(record holder)

National Investor Services           Select Value     266,856.937    5.9%
55 Water Street                      Value Plus       815,608.826    5.4%
32nd Floor
New York, NY 10041-3299
(record holder)

Pershing/Donaldson Lufkin Jenrette   Select Value     277,494.392    6.1%
P.O. Box 2052                        Value Plus        992,663.84    6.5%
Jersey City, NJ 07303-2052
(record holder)

                     INVESTMENT ADVISORY AND OTHER SERVICES

          Heartland Advisors provides investment management and administrative services to the Funds pursuant to identical Investment Advisory Agreements with respect to all of the Funds. All of these agreements are collectively referred to as the "Management Agreements." William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his indirect ownership of a majority of its outstanding capital stock and serves as its President and Chief Executive Officer. Heartland Advisors, founded in 1982, serves as the investment advisor for the Funds, and also provides investment management services for individuals, institutions and retirement plans. As of March 1, 2005, Heartland Advisors had approximately $3.0 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of the outstanding voting stock of Heartland Holdings, Inc., which owns all of the stock of Heartland Advisors.

          Under the Management Agreements, each of the Select Value and Value Funds pays Heartland Advisors an annual management fee at the rate of 0.75% of the respective Fund's average daily net assets, and the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund's average daily net assets. The fees are paid in monthly installments.

          Each of the Management Agreements continues from year to year only if such continuation is approved annually by the Board of Directors of the Funds, including at least a majority of the Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940). The Board of Directors, including all of the Directors who are not interested persons of the Funds, last approved the annual continuation of the Management Agreements at a regular quarterly meeting held in May 2004. In connection with its consideration of the Management Agreements, the Board of Directors evaluated the performance of each Fund in comparison to its benchmark index and peer group of mutual funds. The Board of Directors also considered information regarding the advisory fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds, and the investment process used by Heartland Advisors. The Directors also reviewed financial statements and profitability information regarding Heartland Advisors and its parent company, Heartland Holdings, Inc., as well as revenue sharing payments made by Heartland Advisors.

          The Board specifically noted that the management fees for all of the Funds were less than their Lipper peer group averages as of December 31, 2003, although the total expense ratio for the Select Value Fund was higher than its peer group average due to its relatively small size. A profitability analysis reviewed by the Board further suggested that the margins experienced by Heartland Advisors from its advisory relationship with the Funds were not excessive, including when compared to selected other mutual fund advisors, and were in fact less than the margins experienced by Heartland Advisors with respect to its management of private accounts. The Board also noted that the performance of each of the Funds over one-, three-, five- and ten-year periods ended December 31, 2003 exceeded its respective Lipper index and universe averages. The Board recognized the difficulties in achieving economies of scale for the Funds because of the labor-intensive nature of research required for small cap investing. Small cap investing requires a greater number of holdings to maintain an acceptably lower ownership percentage in an issuer. The Board generally believed that Heartland Advisor's depth of experience, special expertise and successful track record in managing equity securities in a value strategy has served the Funds well.

          The Board considered the SEC complaint, filed in federal district court in December 2003, regarding the alleged mispricing of certain thinly traded bonds held by three fixed income funds of Heartland that were managed by Heartland Advisors, as well as alleged insider trading by certain principals of

Heartland Advisors including Mr. Nasgovitz. The Board determined, based on its understanding of the subject matter and the status of the SEC litigation, that the litigation raised no issues of Heartland Advisors' competence to manage the Funds, and that the litigation would not likely affect the ability of Heartland Advisors to manage the Funds in the near term. The Board also inquired as to the financial condition of Heartland Advisors in light of its significant legal expenses and was informed that Heartland Advisors was experiencing good cash flow, had reduced its outstanding debt and was exploring a line of credit. After reviewing all of this information and considering all of these factors, the Board unanimously approved the continuation of the Management Agreements for an additional year. The Board continues to monitor Heartland Advisors' performance, financial condition and the status of the SEC litigation discussed in the Prospectus to reconfirm and validate this assessment.

          The Management Agreements may enable Heartland Advisors to receive investment research products and services from certain broker-dealers as a result of its authority to allocate securities transactions for the Funds to those firms.

          The following table sets forth the management fees paid by each Fund to Heartland Advisors for the last three fiscal years:

                                       2002          2003          2004
                                    ----------   -----------   -----------
Select Value Fund                   $  429,008   $   435,387   $   678,555
Value Plus Fund                     $  457,396   $   744,869   $ 2,403,231
Value Fund                          $7,857,924   $10,240,274   $15,059,132

          Under the Management Agreements, Heartland Advisors manages the investment operations of the Funds and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

          Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

          The Funds bear all their other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of their cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds' custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Funds, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds' prospectuses, statements of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of a particular Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

          The Management Agreements provide that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

          Transfer and Dividend Disbursing Agent

          BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer and dividend disbursing agent for the Funds.

          Bookkeeping and Accounting Agreement

          For certain bookkeeping and accounting services it provides to the Funds, BISYS receives an annual fee based on total assets of all Funds prorated among them in an amount equal to 0.035% on the first $2 billion of average daily net assets; 0.025% on the next $2 billion of average daily net assets and 0.015% of average daily net assets in excess of $3 billion.

          Custodian

          Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Funds. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S.

          Independent Registered Public Accounting Firm

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, an independent registered public accounting firm, audits the annual financial statements of the Funds and report thereon, prepares and/or reviews certain regulatory reports and the federal income tax returns, and performs other professional auditing, tax and accounting services when engaged by Heartland to do so.

                             DISTRIBUTION OF SHARES

          Heartland Investor Services, LLC (the "Distributor"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor of the shares of the Funds. Heartland Investor Services, LLC is an indirect wholly-owned subsidiary of The BISYS Group, Inc. Heartland Investor Services, LLC is an affiliate of the Funds' transfer agent, BISYS Fund Services Ohio, Inc.

          Under the Distribution Agreement approved by the Board of Directors of Heartland (including a majority of those directors who are not interested persons of Heartland or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of shares of the Funds and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of shares of the Funds, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

          The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of Heartland's Board of Directors who are not interested persons of the Fund or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice by either party and will automatically terminate in the event of its assignment.

          Rule 12b-1 Plan

          Each Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.

          The amount reimburses the Distributor for distributing and servicing each Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with another Fund.

          Each Fund's Rule 12b-1 Plan also authorizes the Fund to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the Fund's average daily net assets. A Fund's direct payment of covered distribution and servicing expenses is made with the Distributor's knowledge primarily for administrative convenience.

          Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

          The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

          The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

          During the fiscal year ended December 31, 2004, the Funds paid the following amounts to the Distributor under the Rule 12b-1 Plan: $226,185 for the Select Value Fund; $858,296 for the Value Plus Fund; and $4,433,891 for the Value Fund.

          The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended December 31, 2004 were as follows:

                                        Printing/Mailing
                                         of Prospectuses
                      Advertising/       (Other than to      Underwriter   Broker-Dealer   Sales Personnel
                    Sales Literature   Current Investors)   Compensation   Compensation*     Compensation
                    ----------------   ------------------   ------------   -------------   ---------------

Select Value Fund       $                   $                    --         $  193,501        $  6,744
                         -------             -------
Value Plus Fund         $                   $                    --         $  799,224        $ 19,480
                         -------             -------
Value Fund              $                   $                    --         $3,732,698        $147,632
                         -------             -------

----------
* Includes compensation to Heartland Investor Services, LLC, other broker-dealers and financial institutions.

                             PORTFOLIO TRANSACTIONS

          Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions, subject to the Fund's specific investment restrictions and requirements.

          Purchases and sales for all portfolios managed by Heartland Advisors for its clients, including the Funds' portfolios, are allocated on a basis which is deemed to be fair and appropriate based on the characteristics and needs of the portfolios. Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more portfolios. By so doing, Heartland Advisors anticipates that it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduction of brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or by obtaining the best pricing possible for such trades. In general, investment opportunities are allocated pro rata among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security make such allocation practicable. However, because many of the securities owned by Heartland Advisors' clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate pro rata among all clients that have comparable investment objectives and positions. Blocks of such securities, when available, may require immediate purchase decisions by Heartland Advisors prior to allocation of the order among clients. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.

          In order to seek the fair treatment of all clients, while recognizing the inherent need for flexibility, especially in the micro cap and small cap markets and the markets for certain fixed income securities, it is Heartland Advisors' policy to allocate investment opportunities, purchases and sales among clients on a basis that considers the characteristics and needs of the clients, including their respective investment objectives, current securities positions, cash available for investment or cash needs, and similar factors based on the portfolio manager's best judgment under the circumstances.

          In general, investment opportunities are allocated on a random or pro rata basis, with cash the major consideration, among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security exist. However, because many of the securities owned by Heartland Advisors' clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate among all clients that have comparable investment objectives and positions. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible. There also may be situations where an investment opportunity, in particular a new idea, is only allocated to those accounts that the portfolio manager reasonably believes have sufficient size and diversification.

          Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more clients. By so doing, Heartland Advisors reasonably believes that over time it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduce brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or obtain better pricing than is possible for smaller trades. In general, an aggregated purchase or sale order that is only partially filled will be allocated on either a pro rata or random basis among the clients participating in the order.

          Generally, clients participating in aggregated trades will receive the same average execution price on any given aggregated order on a given business day and transaction costs will be shared pro rata based on each client's participation in the transaction unless the client has designated a specific broker and negotiated a separate commission rate with that broker.

          From time to time, Heartland Advisors may take advantage of opportunities to invest in initial public offerings of equity securities ("IPOs") as they arise. In general, an account may participate in an IPO allocation if the portfolio manager believes that, to the extent permitted by applicable law, and based on factors including the account's investment objectives, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, it is unlikely that any particular account will participate in every IPO allocation and certain accounts may never participate in IPO allocations. IPOs will generally be allocated on a random basis to all participating accounts in a manner that Heartland Advisors reasonably believes will lead to a fair and equitable distribution of IPOs over time.

          Heartland Advisors may select, and establish securities accounts and process transactions through one or more securities brokerage firms. It selects brokers and dealers to execute transactions for the purchase or sale of portfolio securities based upon a judgment of their professional capability to provide the service, and in a manner deemed fair and reasonable to clients. The primary consideration in selecting broker-dealers is prompt and efficient execution of orders in an effective manner at the most favorable price, but a number of other judgmental factors may enter into the decision. These factors may include, for example: knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; historical and anticipated trading volume in the security and security price volatility; and broker and dealer operational capabilities and financial conditions. Among the brokers that may be used are electronic communication networks (ECNs), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions. While commission rates are a factor in Heartland Advisors' analysis, they are not the sole determinative factor in selecting brokers and dealers.

          Heartland Advisors does not consider the efforts of any broker or dealer in marketing or selling shares of the Funds in its selection of brokers or dealers to execute portfolio transactions for the Funds.

          As permitted by the Securities Exchange Act of 1934, as amended, Heartland Advisors engages in the long-standing investment management industry practice of paying higher commissions to brokers and dealers who provide brokerage and research services ("research services") than to brokers and dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided. Heartland Advisors uses these research services in its investment decision-making processes. These types of transactions are commonly referred to as "soft dollar transactions."

          Two different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker or dealer executing a trade and (ii) other research services offered by third parties through the executing broker or dealer. Research services that may be obtained by Heartland Advisors through soft dollar transactions include, but are not limited to: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Heartland Advisors also may receive soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

          Research services so received enable Heartland Advisors to supplement its own research and analysis used in connection with providing advice to its clients as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; the furnishing to clients of analyses and reports; and the effecting of securities transactions and performing functions incidental thereto (such as clearance and settlement) on behalf of clients.

          Soft dollar transactions are not effected pursuant to any agreement or understanding with any broker or dealer regarding a specific dollar amount of commissions to be paid to that broker or dealer. However, Heartland Advisors does in some instances request a particular broker or dealer to provide a specific research service which may be proprietary to that firm or produced by a third party and made available by that firm. In such instances, the broker or dealer, in agreeing to provide the research service, frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the particular research service. Although Heartland Advisors does not agree to direct a specific or minimum commission amount to a firm in that circumstance, it does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including commissions on transactions in fixed income securities effected on an agency basis, dealer selling concessions on new issues of securities and certain riskless principal transactions) to ensure the continued receipt of research services it feels are useful in managing client accounts.

          In a few instances, Heartland Advisors receives from brokers products or services which are used both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934. In such instances, it makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by it in cash. In making such allocations, Heartland Advisors has a conflict of interest and has established reasonable procedures designed to address such conflicts.

          Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients, and such research products or services may not necessarily be used by it in connection with client accounts which paid commissions to the brokers providing such product or service. In recognition of these factors, clients may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. In addition, Heartland Advisors does not modify or reduce its fees based on the amount of brokerage or research services it receives from soft dollar transactions.

          Pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Funds may engage an affiliated person (or an affiliated person of an affiliated person) to act as a broker in connection with purchases or sales of portfolio securities by the Funds, provided that the commission, fee or other remuneration paid to such broker, from any source, does not exceed (a) the usual and customary broker's commission if the transaction is effected on a securities exchange, (b) 2% of the sales price if the transaction is effected in connection with a secondary distribution of such securities, or (c) 1% of the purchase or sale price of such securities if the transaction is otherwise effected. A commission, fee or other remuneration will not be deemed to exceed the "usual and customary" broker's commission if the commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard does not allow the affiliated broker to receive more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, Heartland's Board of Directors, including a majority of the directors who are not interested persons, has adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration paid to an affiliated broker is consistent with the foregoing standard, and determines at least quarterly that all transactions with affiliated brokers were effected in accordance with such procedures.

          Pursuant to a plan adopted by Heartland's Board of Directors under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Funds. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

          During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

                                                 Year ended December 31,
                                           -----------------------------------
                                              2002         2003        2004
                                           ----------   ----------   ---------
Select Value Fund                          $  207,775   $  138,049   $  336,622

Value Plus Fund                            $  242,358   $  728,809   $1,475,967

Value Fund                                 $5,410,858   $7,148,262   $6,186,959


          The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 2004:

                     Amount of Commissions Paid to
                    Brokers or Dealers Who Supplied
                               Research               Total Dollar Amount Involved
Fund                 Services to Heartland Advisors   in Such Transactions (000's)
----                -------------------------------   ----------------------------
Select Value Fund             $  295,582                    $  119,053

Value Plus Fund               $1,314,060                    $  433,482

Value Fund                    $5,343,643                    $1,217,951


          Under the 1940 Act, American Physicians Service Group, Inc. may, as of December 31, 2004, have been deemed an affiliated broker-dealer of Heartland Advisors since on that date Heartland Advisors held or controlled more than 5% of its outstanding voting shares. During the Funds' three most recent fiscal years, the Funds placed no portfolio transactions with and paid no broker commissions to American Physicians Services Group, Inc.

                              DESCRIPTION OF SHARES

          Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Funds are each a separate mutual fund series of Heartland. Currently, six series are authorized and outstanding, and there is only one class within each series. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Funds' transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

          Heartland's Articles of Incorporation provide that the assets of each series belong to that series, subject only to the rights of creditors, and that such assets shall be charged with all liabilities in respect of that series and all expenses, costs, charges, and reserves attributable to that series. The Articles further provide that any assets or liabilities not readily identifiable to a series shall be allocated among the various series by or under the supervision of the Board of Directors in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and that such allocation shall be conclusive and binding for all purposes. Heartland is aware of no statutory provisions or case law interpreting these or similar provisions or establishing whether the assets of one series may, under any circumstances, be charged with the unsatisfied liabilities allocated to another series. Accordingly, in the event that the liabilities of a series exceed the assets of that series, there is a possibility that the assets of the other series of Heartland could be subject to such excess liabilities.

          Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

          Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.

                               PURCHASES AND SALES

          Determination of Net Asset Value

          Each Fund's shares are sold at the next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

          Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

          Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith in accordance with pricing policies and procedures adopted by Heartland's Board of Directors. For certain securities for which market quotations are not readily available, a method for determining their fair values is set forth in the pricing policies and procedures. For other securities for which market quotations are not readily available, a pricing committee designated by Heartland's Board of Directors determines their fair values in good faith. The Board reviews all of the pricing committee's fair value determinations.

          Debt Securities. Debt securities are valued by a pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

          Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

          Foreign Investments. In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

          On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.

          Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith in accordance with pricing policies and procedures adopted by Heartland's Board of Directors.

          Redemption-in-Kind

          Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

          Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

          Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

          To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

                              FINANCIAL STATEMENTS

          The financial statements, related notes and related reports of PricewaterhouseCoopers, LLP, an independent registered public accounting firm, contained in the Annual Report to Shareholders of the Funds as of December 31, 2004 and for the year then ended are hereby incorporated by reference. Copies of the Funds' Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2005 may be obtained without charge by writing to Heartland, 789 North Water Street, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856, or by visiting the Heartland website at www.heartlandfunds.com.

                                                                       EXHIBIT A

                   STATEMENT OF POLICY REGARDING PROXY VOTING
                            HEARTLAND ADVISORS, INC.
                              HEARTLAND GROUP, INC.
                                 (November 2004)

                                 I. INTRODUCTION

          The purpose of this Statement of Policy Regarding Proxy Voting (the "Statement") is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. ("HAI") and Heartland Group, Inc. ("HGI", and collectively with HAI, the "Fiduciaries"), respectively, represent. Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

          The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as "Clients" of the Fiduciaries are:

     . As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and

     . As to HGI, the interests of the shareholders of its various mutual fund series.

          The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers. Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

          This Statement does not apply to those situations where a Client of HAI has retained voting discretion. In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client. In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

                             II. STATEMENT OF POLICY

          In general, proxies shall be voted in a manner designed to maximize the value of the Clients' investment. In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations. Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries' primary objective is to protect and enhance the economic interests of their respective Clients.

          The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries' will vote proxies. These guidelines are not "hard and fast" rules and do not address all matters that may be submitted by companies to a vote of their shareholders. Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval. The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients' investments. On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients' investments.

          Generally, it is the Fiduciaries' policy to vote in accordance with management's recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company's shareholders and the management of a company will normally have more specific expertise and knowledge as to the company's operations. However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company's shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

                             III. VOTING PROCEDURES

          All proxy proposals shall be voted on an individual basis. Subject to the oversight of its Investment Policy Committee, HAI will designate a proxy administrator responsible for voting proxies. The proxy administrator will monitor and review all proxies to ensure that voting is done in a timely manner. The proxy administrator will match each proxy to the securities to be voted, and will provide the relevant proxy materials to the HAI analyst for the particular company. In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the HAI proxy administrator.

          In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies. Instances that may give rise to a material conflict include:

          (a) The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Fiduciary's relationship with the company.

          (b) The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship. These relationships could influence the Fiduciary's proxy voting.

          (c) An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company. This personal relationship may cause a conflict.

          (d) An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

          In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes./2/

          From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited. HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited. Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances. In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make

----------
/(2)/ In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

impartial proxy voting recommendations that are in the best interests of the Clients. If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm's relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company. Such procedures may also include a thorough review of the service provider's conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process. HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

          When possible, voting will be conducted electronically through the ADP PROXY EDGE record keeping system. For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast. In addition, an electronic voting record shall be maintained on PROXY EDGE that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted. Following the close of each respective calendar year, a hard copy of the electronic record shall be printed and maintained for seven calendar years. The Fiduciaries shall also maintain any other books and records required by applicable law.

          With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

          Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Heartland Funds, respectively. Copies of this Statement of Policy also shall be made available upon request.

                                    Exhibit A
                             Proxy Voting Guidelines

A.   Board Items

--------------------------------------------------------------------------------
          Subject                                    Vote
--------------------------------------------------------------------------------
   Election of Directors       FOR nominees in an uncontested election, except
                               that votes may be withheld from a director who:

                               .    Attended less than 75% of board and/or
                                    committee meetings without a valid business reason for the absences;

                               . Serves on a committee when the committee's actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);

                               . Receives compensation from the company for services other than serving as a director; or

                               .    Has other known positions that create a
                                    conflict of interest
--------------------------------------------------------------------------------
  Majority of Independent      FOR proposals that require a majority of the
        Directors              board and/or board committees to be independent
--------------------------------------------------------------------------------
  Independent Chairperson      FOR proposals that require an independent member
(Separate Chairperson/CEO)     act as chairperson of the board
--------------------------------------------------------------------------------
       Board Size              .    FOR proposals that seek to fix or designate
                                    a range for the board size

                               .    AGAINST proposals that give management the
                                    ability to alter the board size outside a
                                    specified range without shareholder approval
--------------------------------------------------------------------------------
 Declassification of Board     FOR
--------------------------------------------------------------------------------
  Classification of Board      AGAINST
--------------------------------------------------------------------------------
    Removal of Directors       .    AGAINST proposals that provide that
                                    directors may be removed only for cause

                               .    FOR proposals to restore shareholder ability
                                    to remove directors with or without cause
--------------------------------------------------------------------------------
     Filling  Vacancies        .    FOR proposals that permit shareholders to
                                    elect directors to fill board vacancies

                               .    AGAINST proposals that provide that only
                                    continuing directors may elect replacement
                                    board members
--------------------------------------------------------------------------------
        Term Limits            AGAINST shareholder proposals to limit the tenure
                               of outside directors
--------------------------------------------------------------------------------
         Age Limits            AGAINST shareholder proposals to impose a
                               mandatory retirement age for outside directors
--------------------------------------------------------------------------------

B.   Capital Structure and Voting Related Items

--------------------------------------------------------------------------------
          Subject                                    Vote
--------------------------------------------------------------------------------
       Poison Pills            .    FOR shareholder proposals that request a
                                    company submit a poison pill to shareholder vote

                               .    AGAINST management proposals to adopt or
                                    ratify a poison pill
--------------------------------------------------------------------------------
    Supermajority Voting       AGAINST proposals that require a supermajority
                               shareholder vote.
--------------------------------------------------------------------------------
      Cumulative Voting        AGAINST
--------------------------------------------------------------------------------
    Confidential Voting        FOR
--------------------------------------------------------------------------------
      Dual Class Stock         AGAINST proposals to create a new class of common
                               stock with superior voting rights.
--------------------------------------------------------------------------------
 Common Stock Authorization    Reviewed on a case-by-case basis when a proposal
                               seeks to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               increase the number of common stock shares
                               authorized for issuance
--------------------------------------------------------------------------------

C.   General/Administrative Items

--------------------------------------------------------------------------------
          Subject                                    Vote
--------------------------------------------------------------------------------
     Ratify Auditors           FOR, unless:

                               . The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or

                               .    The auditor otherwise has a significant
                                    professional or personal relationship with
                                    the company that compromises the audit
                                    firm's independence
--------------------------------------------------------------------------------
   Social, Political and       Review on a case-by-case basis; however,
   Environmental Issues        typically vote with management with regard to
                               social, political or environmental concerns that
                               may have an effect upon the economic success of
                               the company, as management is in the best
                               position to assess the impact on the company and
                               the value of its securities
--------------------------------------------------------------------------------
       Adjourn Meeting         AGAINST, absent compelling reasons to support
--------------------------------------------------------------------------------
   Transact Other Business     AGAINST proposals to approve such other business
                               that may be raised during a meeting
--------------------------------------------------------------------------------
   Right to Call Meetings      FOR proposals that permit shareholders to call
                               special meetings of the board
--------------------------------------------------------------------------------

D.   Compensation Items

--------------------------------------------------------------------------------
          Subject                                    Vote
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stock Plans in Lieu of Cash    FOR plans that allow  participants to take all or
                               a portion of their cash  compensation in the form
                               of stock
--------------------------------------------------------------------------------
Stock Ownership Requirements   FOR proposals that require senior executives to
                               hold a minimum  amount of common stock of the
                               company
--------------------------------------------------------------------------------
Stock Options and Incentive    .    FOR proposals that require stock acquired
        Compensation                through an option exercise to be held for a
                                    certain period of time

                               . AGAINST the re-pricing or replacement of stock options without shareholder approval

                               . AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant

                               . AGAINST annual option grants in excess of 2% of shares outstanding

                               .    AGAINST option plans that provide for
                                    potential dilution of shares that exceed 10% of shares outstanding

                               .    AGAINST proposals that include automatic
                                    share replenishment ("evergreen") features
--------------------------------------------------------------------------------
    Executive Severance        Reviewed on a case-by-case basis, but vote
    Agreements ("Golden        AGAINST proposals that provide for compensation
       Parachutes")            exceeding three times annual compensation (salary
                               and bonus)
--------------------------------------------------------------------------------
 Employee Stock Ownership      FOR where the plan provides for a minimum stock
          Plans                purchase price that is equal or greater than 85%
                               of the stock's fair market value

                            Part C. Other Information

Item 23   Exhibits
-------   --------

(a.1)     Articles of Incorporation/(4)/

(a.2) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Nebraska Tax Free Fund/(3)/

(a.3) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Small Cap Contrarian Fund, and to create a series known as the Heartland Taxable Short Duration Municipal Fund/(5)/

(a.4) Certificate of Correction to Articles Supplementary to correct the name of the Heartland Taxable Short Duration Municipal Fund and to correct the provision regarding a small account fee/(7)/

(a.5) Articles Supplementary to add a provision regarding an early redemption fee/(7)/

(a.6) Articles of Amendment to change the name of the Heartland U.S. Government Securities Fund series to the Heartland Government Fund/(7)/

(a.7) Articles of Amendment to change the name of the Heartland Large Cap Value Fund series to the Heartland Select Value Fund/(7)/

(a.8) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Mid Cap Value Fund/(7)/

(a.9) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Wisconsin Tax Free Fund/(11)/

(b)       Amended and Restated Bylaws/(12)/

(c.1) Articles Sixth through Eighth and Article Tenth of the Articles of Incorporation (see Exhibit a.1)

(c.2)     Articles Supplementary (see Exhibits a.2, a.3. a.8 and a.9)

(c.3)     Articles II, VI, IX and X of the Bylaws (see Exhibit b)

(d.1)     Investment Advisory Agreement for the Heartland Value Fund/(4)/

(d.2) Investment Advisory Agreement for Heartland Select Value and Value Plus Funds/(2)/

(d.3) Amended Schedule A to Investment Advisory Agreement adding Heartland Short Duration High-Yield Municipal and Heartland High-Yield Municipal Bond Funds/(2)/

(d.4) Investment Management Agreement for the Heartland Taxable Short Duration Municipal Fund/(5)/

(e.1) Distribution Agreement between Heartland Group, Inc. and Heartland Investor Services, LLC/(10)/

(e.2)     Form of Dealer Agreement/(10)/

(e.3)     Form of Shareholder Services Agreement/(10)/

(e.4) Agreement Regarding Provision of Marketing and Sales Support Services between Heartland Advisors, Inc. and Heartland Investor Services, LLC/(10)/

(f)       Not applicable

(g)       Custodian Agreement with Brown Brothers Harriman & Co./(12)/

(h.1) Transfer and Dividend Disbursing Agency Agreement with BISYS Fund Services Ohio, Inc./(10)/

(h.2)     Heartland Group, Inc.'s Rule 10f-3 Plan/(4)/

(h.3)     Administration Agreement/(5)/

(h.4)     Accounting and Bookkeeping Agreement/(5)/

(h.5)     Fund Accounting Agreement/(9)/

(h.6) Form of Sub-Transfer Agency Agreement for Employee Benefit Plan Services/(10)/

(h.7)     Power of Attorney/(12)/

(h.8) Credit Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co.

(i)       Opinion of Counsel/(7)/

(j.1)     Consent of Independent Registered Public Accounting Firm

(j.2)     Consent of Counsel

(k)       Not applicable

(l)       Not applicable

(m.1) Heartland Group Inc.'s Amended and Restated Rule 12b-1 Plan (as of March 1, 1999)/(6)/

(m.2)     Form of Related Distribution Agreement for Rule 12b-1 Plan /(6)/

(n)       Not applicable

(o)       Reserved

(p.1) Heartland Group, Inc.'s and Heartland Advisors, Inc.'s Business Conduct Rules and Code of Ethics

(p.2)     Heartland Investor Services, LLC's Code of Ethics/(10)/

----------
/(1)/ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about August 9, 1996.

/(2)/ Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about October 18, 1996.

/(3)/ Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about January 30, 1997.

/(4)/ Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Registrant filed on or about October 13, 1998.

/(5)/ Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Registrant filed on or about October 15, 1998.

/(6)/ Incorporated by reference to Post-Effective Amendment No. 38 to the
     Registration Statement on Form N-1A of Registrant filed on or about February 26, 1999.

/(7)/ Incorporated by reference to Post-Effective Amendment No. 39 to the
     Registration Statement on Form N-1A of Registrant filed on or about October 6, 1999.

/(8)/ Incorporated by reference to Post-Effective Amendment No. 41 to the
     Registration Statement on Form N-1A of Registrant filed on or about March 2, 2000.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 42 to the
     Registration Statement on Form N-1A of Registrant filed on or about March 2, 2001.

/(10)/ Incorporated by reference to Post-Effective Amendment No. 43 to the
     Registration Statement on Form N-1A of Registrant filed on or about March 1, 2002.

/(11)/ Incorporated by reference to Post-Effective Amendment No. 44 to the
     Registration Statement on Form N-1A of Registrant filed on or about November 4, 2002.

/(12)/ Incorporated by reference to Post-Effective Amendment No. 46 to the
     Registration Statement on Form N-1A of Registrant filed on or about February 27, 2004.

Item 24. Persons Controlled by or Under Common Control with the Fund

     Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 25. Indemnification

          Reference is made to Article IX of the Fund's Amended and Restated Bylaws filed as Exhibit (b) to this Post-Effective Amendment No. 46 to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

     Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  the Corporation shall not indemnify any person unless:

               (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                    Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                    (1) such person shall provide adequate security for his undertaking;

                    (2) the Corporation shall be insured against losses arising by reason of such advance; or

                    (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

     Reference is made to Section 6 of the Fund's Distribution Agreement with Heartland Investor Services, LLC filed as Exhibit (e)(6) to Post-Effective Amendment No. 43 to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

     Section 6. Indemnification.

          (a) The Distributor agrees to indemnify and hold harmless the Fund and each of its present or former directors, officers, employees, representatives and each person, if any, who controls or previously controlled the Fund within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Fund or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund by the Distributor. In no case (i) is a Distributor's indemnity in favor of the Fund, or any person indemnified to be deemed to protect the Fund or such indemnified person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement or (ii) is the Distributor to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against the Fund or any person indemnified unless the Fund or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or upon such person (or after the Fund or such person shall have received notice to such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any such liability which the Distributor may have to the Fund or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in this Paragraph.

               The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if the Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the Fund, to the persons indemnified defendant or defendants, in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, the Fund, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its officers, employees or representatives in connection with the issue or sale of any Shares.

               In addition, the Fund maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Fund and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

               The Fund undertakes that insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Heartland Advisors, Inc.

     Heartland Advisors, Inc. acts as the investment advisor to three of the Heartland Funds (Select Value, Value Plus and Value Funds). William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his indirect ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of Heartland Advisors, Inc. through continued indirect ownership of a majority of its outstanding voting stock.

     Set forth below is a list of the officers and directors of Heartland Advisors, Inc. as of February 28, 2005, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                            POSITION AND OFFICES WITH
NAME                         HEARTLAND ADVISORS, INC.                      OTHER
--------------------   -----------------------------------   --------------------------------
William J. Nasgovitz   President and Chief Executive         President and Director,
                       Officer                               Heartland Group, Inc.

Paul T. Beste          Chief Operating Officer               Vice President, Heartland
                                                             Group, Inc. since September
                                                             1998, and Secretary since
                                                             January 2003; Principal
                                                             Accounting Officer until June
                                                             2000.

Nicole J. Best         Senior Vice President and Treasurer   Treasurer and Principal
                                                             Accounting Officer, Heartland
                                                             Group, Inc. since March 2001.

Eric J. Miller         Senior Vice President, Director       Chief Executive Officer,
                                                             Heartland Group, Inc., since
                                                             January 2004

Hugh F. Denison        Senior Vice President                 None.

Kevin D. Clark         Senior Vice President                 None.

Constance R. Wick      Senior Vice President and Chief       Vice President, Chief
                       Compliance Officer                    Compliance Officer and
                                                             Secretary, Heartland Group,
                                                             Inc. since April 2003; Associate
                                                             Counsel, Strong Capital
                                                             Management, Inc. from
                                                             June 1998 to November 2002.

David C. Fondrie       Senior Vice President                 None.

D. Rodney Hathaway     Vice President                        None.

Bradford A. Evans      Vice President                        None.

Theodore D. Baszler    Vice President                        None.

Matthew J. Miner       Vice President                        None.

Kimberly R. O'Connor   Vice President                        None.

Aaron A. Picard        Vice President                        None.

Jeffrey Kohl           Vice President                        None.

Michael DiStefano      Vice President                        None.

Item 27. Principal Underwriters

     (a) Heartland Investor Services, LLC acts as the principal underwriter and distributor of the shares of each of the Heartland Funds. Heartland Investor Services, LLC does not currently act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland Funds.

     (b) Set forth below is certain information regarding the officers and directors of Heartland Investor Services, LLC as of February 28, 2005 (unless otherwise noted, their principal business address is 3435 Stelzer Road, Columbus, Ohio 43219):

NAME AND PRINCIPAL            POSITIONS AND OFFICES               POSITIONS AND OFFICES
BUSINESS ADDRESS                 WITH UNDERWRITER              WITH HEARTLAND GROUP, INC.
------------------   ---------------------------------------   --------------------------
William J. Tomko     President                                            None

Kevin J. Dell        Secretary                                            None

Edward S. Forman     Assistant Secretary                                  None

Dennis R. Sheehan    Director                                             None

Andrew Corbin        Treasurer                                            None

Charles L. Booth     Vice President/Assistant Compliance                  None
                     Officer

Richard F. Froio     Vice President/Chief Compliance Officer              None

     (c) Heartland Investor Services, LLC received a total of $5,518,372 in distribution (Rule 12b-1) fees from the Heartland Funds during the fiscal year ended December 31, 2004. Of these distribution fees, Heartland Investor Services, LLC received $226,185 from the Select Value Fund, $858,296 from the Value Plus Fund, and $4,433,891 from the Value Fund.

Item 28. Location of Accounts and Records

     (a)  Heartland Group, Inc.
          789 North Water Street
          Milwaukee, Wisconsin 53202

     (b)  BISYS Fund Services Ohio, Inc.
          3435 Stelzer Road
          Columbus, Ohio 43219

          Heartland Investor Services, LLC
          3435 Stelzer Road
          Columbus, Ohio 43219

          Heartland Investor Services, LLC
          789 North Water Street
          Milwaukee, Wisconsin 53202

     (c)  Brown Brothers Harriman & Co.
          40 Water Street
          Boston, Massachusetts 02109

Item 29. Management Services

     Not applicable

Item 30. Undertakings

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 1st day of March, 2005.

                                        HEARTLAND GROUP, INC.


                                        By: /s/ Eric J. Miller
                                            ------------------------------------
                                            Eric J. Miller,
                                            Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on the 1st day of March, 2005, by or on behalf of the following persons in the capacities indicated.

SIGNATURE                                               TITLE
---------                                               -----


/s/ Eric J. Miller                     Chief Executive Officer
------------------------------------
Eric J. Miller


/s/ Nicole J. Best                     Treasurer and Principal
------------------------------------   Accounting  Officer
Nicole J. Best                         (Chief Financial and Accounting Officer)


/s/ William J. Nasgovitz               Director and President
------------------------------------
William J. Nasgovitz


/s/ Dale J. Kent*                      Director
------------------------------------
Dale J. Kent


/s/ Michael D. Dunham*                 Director
------------------------------------
Michael D. Dunham


/s/ Lawrence M. Woods*                 Director
------------------------------------
Lawrence M. Woods


*By: /s/ William J. Nasgovitz
     -------------------------------
     William J. Nasgovitz
     Pursuant to Powers of Attorney

                           EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
(h.8)         Credit Agreement between Heartland Group, Inc. and Brown Brothers
              Harriman & Co.
(j.1)         Consent of Independent Registered Public Accounting Firm
(j.2)         Consent of Counsel
(p.1)         Heartland Group, Inc. and Heartland Advisors, Inc. Business
              Conduct Rules and Code of Ethics